 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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INNOVUS PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INNOVUS PHARMACEUTICALS, INC.
9171 Towne Centre Drive, Suite 440
San Diego, CA 92122

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on November 16, 2016

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Innovus Pharmaceuticals, Inc., a Nevada corporation, (“Innovus” or “Company”) to be held on November 16, 2016, at 9:00 a.m., local time, at 9171 Towne Centre Drive, Coronado South Conference Room, First Floor, San Diego, California 92122. The purpose of our Annual Meeting is to do the following:

1.
To elect four members of the board of directors to hold office until the next annual meeting or until his or her successor has been elected and qualified or until their earlier resignation or removal;
2.
To ratify the appointment of Hall & Company, Inc., an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2016;
3.
To approve the amendment and restatement of our Articles of Incorporation to increase the number of authorized Common shares and to authorize Preferred Shares;
4.
To approve the Amended and Restated 2016 Equity Incentive Plan;
5.
To hold an advisory vote on executive compensation;
6.
To hold an advisory vote on the frequency of the stockholders’ vote on executive compensation; and
7.
To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

Please read the proxy statement and exhibits concerning Innovus, which are mailed with this notice, for a more complete statement regarding the proposals to be acted upon at the Annual Meeting.

Our Board of Directors has fixed the close of business on October 5, 2016 as the record date (“Record Date”) for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting. For ten days prior to the Annual Meeting, this list will also be available for inspection by stockholders, for any purpose germane to the meeting, during normal business hours at the Company’s executive offices at 9171 Towne Centre Drive, Suite 440, San Diego, California 92122.

By Order of the Board of Directors

/s/ Bassam Damaj
Bassam Damaj, Ph.D.
President, Chief Executive Officer and Director

San Diego, California
October 25, 2016

IMPORTANT

Your vote is important. Whether or not you expect to attend the Annual Meeting in person, we urge you to please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. We urge you to promptly vote your shares by signing, dating and mailing the enclosed proxy. Doing so will save the Company the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on November 16, 2016
The proxy statement is available athttp://client.irwebkit.com/innovuspharma/filings?qm_page=38298

2016 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

-i-

INNOVUS PHARMACEUTICALS, INC.
9171 Towne Centre Drive, Suite 440
San Diego, CA 92122

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To be held on November 16, 2016 at 9:00am (Pacific Time)

This statement is furnished in connection with the solicitation by the Board of Directors of Innovus Pharmaceuticals, Inc. (hereinafter “Innovus” or “Company”) of proxies in the accompanying form for the Annual Meeting of Stockholders to be held on November 16, 2016 at 9:00 a.m. and at any adjournment thereof.

This proxy statement and the enclosed form of proxy were first sent to stockholders on or about October 25, 2016.

If the form of proxy enclosed herewith is signed and returned as requested, it may nevertheless be revoked by the stockholder at any time prior to the Annual Meeting by filing an instrument revoking it or by submitting a duly executed proxy bearing a later date or by attending the Annual Meeting in person.

Solicitation of proxies will be made by mail and by the Company’s Chief Executive Officer, Bassam Damaj. The Company will reimburse brokerage firms, banks, trustees and others for their actual out-of-pocket expenses in forwarding proxy material to the beneficial owners of our common stock.

As of the close of business on October 5, 2016, the Record Date for the Annual Meeting, the Company had outstanding and entitled to vote 104,164,880 shares of common stock. Each share of common stock is entitled to one vote on all matters submitted to a vote of the Company’s stockholders. Only stockholders of record at the close of business on October 5, 2016 are entitled to vote at the Annual Meeting or at any adjournment thereof.

The presence at the meeting, in person or by proxy, of the holders of common stock holding in the aggregate a majority of the voting power of the Company’s stock entitled to vote shall constitute a quorum for the transaction of business. Directors are elected by a plurality of votes cast by the holders of shares entitled to vote in the election at the Annual Meeting at which a quorum is present. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the election. Votes attempted to be cast against a director nominee will be counted as “withheld” in the election of directors. The proposal to amend and restate the Articles of Incorporation requires the affirmative vote of a majority of the outstanding voting power of stockholders. Abstentions and broker non-votes will count for purposes of establishing a quorum and will have the effect of votes against the amendment and restatement of our Articles of Incorporation.

Each of the other proposals requires the favorable vote of a majority of the votes cast on the proposal, either by proxy or in person, and entitled to vote. Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of directors or any other proposal and accordingly may have no effect on the outcome.

Stockholders who send in proxies but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

Important Notice Regarding Availability of Proxy Materials

This proxy statement, the form of proxy card and our Annual Report on Form 10-K for the year ended December 31, 2015, are available in the SEC Filings section of our website at  http://client.irwebkit.com/innovuspharma/filings?qm_page=38298.

ITEM 6 - COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the beneficial ownership of our common stock on October 5, 2016 by those persons known to beneficially own more than 5% of our capital stock and by our directors and executive officers. The percentage of beneficial ownership for the following table is based on 104,164,880 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days after October 5, 2016 pursuant to options, warrants, restricted stock units, conversion privileges or other rights. The percentage of ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the SEC, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Security Ownership of Management and Directors

NAME OF OWNER (1)	SHARES BENEFICIALLY OWNED (2)	PERCENTAGE OF COMMON STOCK (3)
5% Stockholders
Novalere Holdings LLC 199 Wells Ave, Suite 208 Newton, MA 02459	12,808,796	12.30%

Directors and Named Executive Officers:
Bassam Damaj, Ph.D. (4)	23,203,347	21.58%
Robert E. Hoffman (5)	395,603	*
Henry Esber, Ph.D. (6)	1,745,898	1.65%
Vivian Liu (7)	2,358,396	2.23%
Ziad Mirza, M.D. (8)	1,931,660	1.83%
Officers and Directors as a Group (5 persons)	29,634,904	26.36%

* Represents less than 1%

(1) Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Innovus Pharmaceuticals, Inc., 9171 Towne Centre Drive, Suite 440, San Diego, California 92122.

(2) Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of October 5, 2016 are deemed outstanding for computing the percentage of the owner’s holding such option or warrant but are not deemed outstanding for computing the percentage of any other owner.

(3) Percentage based upon 104,164,880 shares of common stock issued and outstanding as of October 5, 2016.

(4) Includes 3,375,000 shares of common stock issuable upon conversion of vested RSUs within 60 days after October 5, 2016 and 129,393 shares of common stock held by Dr. Damaj’s spouse.

(5) Includes 115,500 shares of common stock issuable upon the exercise of stock options exercisable within 60 days after October 5, 2016.

(6) Includes 1,745,898 shares of common stock issuable upon conversion of vested RSUs within 60 days after October 5, 2016.

(7) Includes 1,513,713 shares of common stock issuable upon conversion of vested RSUs within 60 days after October 5, 2016.

(8) Includes 1,513,713 shares of common stock issuable upon conversion of vested RSUs within 60 days after October 5, 2016.

ITEM 7 - DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The names of our directors and executive officers and their ages, positions, and biographies as of October 5, 2016 are set forth below. Our executive officers are appointed by, and serve at the discretion of, our board of directors. Dr. Mirza and Dr. Damaj are first generation cousins. Otherwise, there are no family relationships among any of our directors or executive officers.

Directors	Age	Title	Term
Bassam Damaj, Ph.D.	48	President, Chief Executive Officer and Director	Since January 2013

Henry Esber, Ph.D.	78	Chairman of the Board of Directors	Since January 2013

Vivian Liu	55	Director	Since December 2011

Ziad Mirza, M.D.	54	Director	Since December 2011

Robert Hoffman	50	Executive Vice President and Chief Financial Officer	Since September 2016

Bassam Damaj, Ph.D. has served on our Board of Directors and as our President and Chief Executive Officer, since January, 2013 and as our Chief Accounting Officer from July 2015 until September 6, 2016. Before joining Innovus, Dr. Damaj served as President and Chief Executive Officer of Apricus Biosciences, Inc. (Nasdaq: APRI), a drug discovery and development company (“Apricus Bio”), from December 2009 until November 2012. Before joining Apricus Bio, Dr. Damaj was a co-founder of Bio-Quant, Inc., a pre-clinical contract services company (“Bio-Quant”) and served as the Chief Executive Officer and Chief Scientific Officer and as a member of Bio-Quant’s board of directors from its inception in June 2000 until its acquisition by Apricus Bio in June 2011. In addition, Dr. Damaj was the founder, Chairman, President and Chief Executive Officer of R&D Healthcare, a wholesale drug distribution company, and the co-founder of Celltek Biotechnologies, a drug discovery and services company. He also served as a member of the Board of Directors of CreAgri, Inc., a drug discovery company, and was a member of the Scientific Advisory Board of MicroIslet, Inc., a drug discovery company. Since July, 2016 Dr. Damaj has been a member of the Board of Directors of Hispanica International Delights of America, Inc. (OTCQB:HISP), an ethnic food company. He is the author of the Immunological Reagents and Solutions reference book, the inventor of many patents and the author of numerous peer reviewed scientific publications. Dr. Damaj won a U.S. Congressional award for the Anthrax Multiplex Diagnostic Test in 2003. Dr. Damaj holds a Ph.D. degree in Immunology/Microbiology from Laval University and completed a postdoctoral fellowship in molecular oncology at McGill University. Dr. Damaj’s significant experience with our business and his significant executive leadership experience, including his experience leading several pharmaceutical companies, were instrumental in his selection as a member of the board of directors.

Henry Esber, Ph.D. has served as a member of our Board of Directors since January 2011 and has served as Chairman of the Board since January 2013. In 2000, Dr. Esber co-founded Bio-Quant, and from 2000 to 2010, he served as its Senior Vice President and Chief Business Development Officer. Dr. Esber has more than 30 years of experience in the pharmaceutical service industry. Dr. Esber served on the Board of Directors of Apricus Bio from December 2009 to January 2013 and currently serves on the Board of Directors of several private pharmaceutical companies.   Dr. Esber holds a Ph.D. in Immunology/Microbiology from the West Virginia University School of Medicine, as well as an M.S. in Public Health and Medical Parasitology from University of North Carolina Chapel Hill. His PreMed B.S is from Norfolk College of William and Mary, now Old Dominion University. Dr. Esber’s significant scientific background and experience was instrumental in his selection as a member of the board of directors.

Vivian Liu has served as a member of our Board of Directors since December 2011 and served as our President, Chief Executive Officer and Chief Financial Officer from December 2011 to January 22, 2013. Prior to that, she served as the President and Chief Executive Officer of FasTrack Pharma, (“FasTrack Pharma”), a pharmaceutical company, from January 2011 to December 2011. Since February 2013, Ms. Liu has served as Managing Director of OxOnc Services Company, an oncology development company. In 1995, Ms. Liu co-founded NexMed, Inc. a Delaware corporation (“NextMed”), which in 2010 was renamed to Apricus BioSciences, Inc. Ms. Liu was NexMed’s President and Chief Executive Officer from 2007 to 2009. Prior to her appointment as President, Ms. Liu served in several executive capacities, including Executive Vice President, Chief Operating Officer, Chief Financial Officer and Vice President of Corporate Affairs. She was appointed as a director of NexMed in 2007 and served as Chairman of its Board of Directors from 2009 to 2010. Ms. Liu has an M.P.A. from the University of Southern California and has a B.A. from the University of California, Berkeley.  Ms. Liu’s significant executive leadership experience, including her experience leading several pharmaceutical companies, as well as her membership on public company boards was instrumental in her selection as a member of the board of directors.

Ziad Mirza, M.D. has served as a member of our Board of Directors since December 2011 and served as Chairman of our Board of Directors from December 2011 to January 2013. He also served as FasTrack Pharma’s Acting Chief Executive Officer from March 2010 to December 2010. Since February, 2016, Dr. Mirza has been the Chief Medical Officer of HyperHeal Hyperbarics, Inc., an outpatient hyperbaric oxygen therapy company. He is the President and co-founder of Baltimore Medical and Surgical Associates. He is a Certified Medical Director of long term care through the American Medical Directors Association. He is also a Certified Physician Executive from the American College of Physician Executives. He consults for pharmaceutical companies on clinical trial design. He has an M.D. from the American University of Beirut and completed his residency at Good Samaritan Hospital in Baltimore, Maryland. He received an M.B.A. from the University of Massachusetts.  Dr. Mirza’s significant medical and scientific background was instrumental in his selection as a member of the Board of Directors.

Robert E. Hoffman was appointed as Executive Vice President and Chief Financial Officer on August 29, 2016 and began his service on September 6, 2016. Mr. Hoffman was most recently Chief Financial Officer of AnaptysBio, Inc., a clinical stage biopharmaceutical company. He was part of the founding management team of Arena Pharmaceuticals, Inc., (Nasdaq:ARNA), a biopharmaceutical company, in 1997, serving as Senior Vice President, Finance and Chief Financial Officer until 2015. He also served as Chief Financial Officer for Polaris Group, a biopharmaceutical drug company, from March 2011 to August 2011. Mr. Hoffman is a member of the board of directors of CombiMatrix Corporation, (Nasdaq:CBMX), a molecular diagnostics company, Kura Oncology, Inc., a (Nasdaq:KURA), a biotechnology company, and MabVax Therapeutics Holdings, Inc., (Nasdaq:MBVX), a biopharmaceutical company. He also was a member of the Financial Accounting Standards Board’s Small Business Advisory Committee until 2015 and is a member of the steering committee of the Association of Bioscience Financial Officers. Mr. Hoffman received his B.B.A. from St. Bonaventure University, and is licensed as a C.P.A. (inactive) in the State of California.

Involvement in Certain Legal Proceedings

Our Directors and executive officers have not been involved in any of the following events during the past ten years:

1.
any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.
being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.
being subject of, or a party to, any federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.
being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Director Independence

We are not a listed issuer, and therefore, under Item 407 of Regulation S-K, for purpose of determining whether our directors are independent, we are to use a definition of independence of a national securities exchange or of an inter-dealer quotation system which has requirements that a majority of the board of directors be independent, and state which definition is used. Whatever such definition we choose, we must use the same definition with respect to all directors. Our board of directors has determined that all of our current directors, except Dr. Bassam Damaj, are independent as defined by the Nasdaq Marketplace Rules.

We are not required to have any independent members of the Board of Directors.

Board of Directors’ Meetings

During the fiscal year ended December 31, 2015, our board of directors held four meetings and approved certain actions by unanimous written consent. We expect our directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Due to the limited size of our board of directors, we currently do not use board committees. As a result, the board as a whole carries out the functions of audit, nominating and compensation committees.

Board Committees

Our directors also acts as our Audit Committee, and performs the same functions as an audit committee, such as: recommending an independent registered public accounting firm to audit the annual financial statements, reviewing the independent registered public accounting firm’s independence, the financial statements and their audit report, and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

Director Nominations

Generally, nominees for Director are identified and suggested by the members of the Board using various methods. The Board has not retained any executive search firms or other third parties to identify or evaluate Director candidates in the past and does not intend to in the near future. In selecting a nominee for Director, the Board considers the following criteria:

1.
whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company;
2.
whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;
3.
whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to the Company’s current or future business, will add specific value as a Board member; and
4.
whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his/her service.

The Board has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership. Rather the Board will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a director.

During 2015, the Company received no recommendation for Directors from its stockholders.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board may send a letter to the Secretary of the Corporation at 9171 Towne Centre Drive, Suite 440, San Diego, California 92122. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” The Corporate Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the Chairman of the Board, the Board of Directors, or other individual Directors as appropriate.

Board of Directors’ Leadership Structure and Role in Risk Oversight

Dr. Esber serves as the Chairman of the Board of Directors of the Company. Dr. Damaj serves as the President of the Company. The Board believes this leadership structure provides the most efficient and effective leadership model for the Company by enhancing the Chairman and President’s ability to provide clear insight and direction of business strategies and plans to both the Board and management by keeping separate the position of Chairman and President. The Board regularly evaluates its leadership structure and currently believes the Company can most effectively execute its business strategies and plans. While the Board has not made a determination as to director independence and all our Directors, except for Dr. Bassam Damaj, are considered as independent under Nasdaq definition and requirements, as determined by outside counsel.

We take a comprehensive approach to risk management, which is reflected in the reporting process by which our management provides timely and comprehensive information to the Board to support the Board’s role in oversight, approval and decision-making. Our senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Transactions with Related Persons

Other than the following transactions and the transactions described under “Item 11. Executive Compensation” of our Annual Report on Form 10-K for the year ended December 31, 2015 that was filed March 30, 2016, since January 1, 2015, there has not been, nor currently are there proposed, any transactions or series of similar transactions in which we were or are to be a participant and the amount involved exceeds or will exceed the lesser of $120,000 or 1% of the average of our total assets  as of  December 31, 2015 and 2014, and in which any of our directors, executive officers, holders of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Related Party Financings

We have raised capital in various financing transactions in which related parties have been involved, and we have issued our securities to those related parties. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Business Combinations and Recent Financings—Recent Financings,” of our Annual Report on Form 10-K for the year ended December 31, 2015 filed March 30, 2016.

The table below sets forth the principal amount of the related party debt we issued in January 2012 to related parties and the number of shares of our common stock we issued to such related parties upon conversion of such debentures in February 2014, or indebtedness that remains outstanding at December 31, 2015.

	Outstanding Principal and Interest at date of conversion or repayment	Common Stock Issued on date of conversion	Original Principal Amount (in U.S. dollars)
Related Party Debt Converted during 2014:
Line of Credit
Bassam Damaj, Ph.D., President and Chief Executive and Principal Financial Officer (1)	$476,165	1,190,411	$452,728

January 2012 Debentures:
Vivian Liu, Board Member	$58,405	146,014	$50,000

Ziad Mirza, M.D., Board Member	$5,841	14,601	$5,000

Henry Esber, Ph.D., Chairman of the Board	$15,185	31,964	$13,000

January 2013 Debenture:
Henry Esber, Ph.D., Chairman of the Board	$76,122	190,304	70,000

Related Party Debt Converted or Repaid during 2015:
Line of Credit
Bassam Damaj, Ph.D., President and Chief Executive and Principal Financial Officer (1) – Repaid	$15,000	N/A	$N/A

Notes Payable
Lynnette Dillen, former Executive Vice President and Chief Financial Officer – Repaid	$54,819	-	$50,000

Henry Esber, Ph.D., Chairman of the Board – Converted	$75,000	468,750	$75,000

Related Party Debt Received and Repaid during 2015:
Note Payable
Lynnette Dillen, former Executive Vice President and Chief Financial Officer – Repaid	$59,400	-	$50,000

Outstanding at December 31, 2015
Line of credit
Bassam Damaj, Ph.D, President and Chief Executive and Principal Financial Officer (1)	$-	$-	$409,192

Note Payable
Bassam Damaj, Ph.D., President and Chief Executive and Principal Financial Officer (1)	$-	$-	$25,000

(1)
Dr. Damaj served as Chief Financial Officer from July 2015 until September 6, 2016 when Mr. Robert Hoffman became Executive Vice President and Chief Financial Officer.
Dr. Damaj, our President and Chief Executive Officer, is the holder of the LOC Convertible Debenture.

During 2015 and 2014, we borrowed approximately $50,000 and $574,000, respectively, from related parties.  We recognized total interest expense on related party financings, including amortization of the debt discount, of $191,726 and $203,400 for the years ended December 31, 2015 and 2014, respectively. At December 31, 2015, there was an aggregate of $434,192 in related party debentures outstanding that have been repaid in full in 2016.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and Directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, Directors and greater-than-ten-percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us and written representations from our executive officers and Directors, we believe that as of December 31, 2015, all required Section 16(a) forms have been filed and none were delinquent.

ITEM 8 - COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning compensation earned for services rendered to us during the years ended December 31, 2015 and 2014 by (i) all individuals serving as our principal executive officer or acting in a similar capacity during the last completed fiscal year (“PEO”), regardless of compensation level; (ii) our two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of each of the last two completed fiscal years and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that the individual was not serving as an executive officer at the end of each of the last two completed fiscal years.

2014 and 2015 Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Stock Unit Awards	All Other Compen-sation	Total

Bassam Damaj Ph.D., President and Chief Executive and Financial Officer (4)	2014	$440,000(1)	$281,250(2)	$-	$-	$-	$721,250
	2015	$ 484,000(1)	$ -	$ -	$630,000(3)	$ -	$ 1,114,000

Lynnette Dillen, Executive Vice President and Chief Financial Officer (5)	2014	$136,658	$198,000(2)	$-	$-	$-	$334,658
	2015	$182,560	$ -	$ -	$ 359,800(3)	$ -	$542,360

(1)
Pursuant to the LOC Convertible Debenture, Dr. Damaj agreed not to draw a salary pursuant to his employment agreement for so long as payment of such salary would jeopardize the Company’s ability to continue as a going concern and not to draw any salary accrued through December 31, 2015. The 2015 and 2014 salary was accrued for and remains unpaid as of December 31, 2015.

(2)	Restricted Stock Units issued in lieu of cash bonus.

(3)	Represents the total grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of restricted stock unit awards granted during the respective fiscal year.
(4)	Dr. Damaj served as Chief Financial Officer from July 2015 until September 6, 2016 when Mr. Robert E. Hoffman became Executive Vice President and Chief Financial Officer.
(5)	Ms. Dillen resigned as our Executive Vice President and Chief Financial Officer in July 2015.

Outstanding Equity Awards at Fiscal Year-End 2015

The following table sets forth information regarding outstanding equity awards held by our named executive officers at the end of fiscal 2015:

Name	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (1)

Bassam Damaj, Ph.D. (3) (4)	1,875,000(2)	$131,250

(1)	Calculated by multiplying the number of unvested shares by $0.07, the closing price per share of our common stock on December 31, 2015.
(2)
Represents an award of 4,500,000 RSUs granted to Dr. Damaj on March 31, 2015 under the 2014 Equity Incentive Plan in connection with his services as our President and Chief Executive Officer pursuant to the terms of his employment agreement with us. The RSUs vest in equal monthly installments of 125,000 shares through March 2017.

(3)
Dr. Damaj was granted 6,000,000 RSUs on January 22, 2013 under the 2013 Equity Incentive Plan in connection with his services as our President and Chief Executive Officer pursuant to the terms of his employment agreement with us. The RSUs vest as to 50% on the date of grant and the remaining RSUs vest in eight equal quarterly installments beginning on April 1, 2013. The RSUs are vested in full as of the end of fiscal year 2015.

(4)
Dr. Damaj was granted 852,273 RSUs on February 6, 2014 under the 2013 Equity Incentive Plan in connection with his services as our President and Chief Executive Officer pursuant to the terms of his employment agreement with us. The RSUs vest on the date of grant and thus are vested in full as of the end of fiscal year 2015.

Employment Agreements

Dr. Bassam Damaj

On January 22, 2013, the Company entered into an employment agreement (the “Employment Agreement”) with Dr. Bassam Damaj (“Damaj”) to serve as its President and Chief Executive Officer, which was amended on January 21, 2015.

The Employment Agreement has an initial term of five years, which term will be extended by an additional year on the fourth and each subsequent anniversary.  Dr. Damaj earned a base salary of $375,000 for the first year, $440,000 in the second year and increasing a minimum of 10% per year thereafter.  Under the terms of the Employment Agreement, Dr. Damaj’s salary will be accrued and not paid for so long as payment of such salary would jeopardize the Company’s ability to continue as a going concern, in Dr. Damaj’s sole determination. Damaj will have annual cash bonus targets equal to 75% of base salary, based on performance objectives established by the board of directors, with the board of directors determining the amount of the annual bonus.

Damaj received a restricted stock unit grant of 6,000,000 shares of common stock on January 22, 2013, of which 2,000,000 shares vested immediately, and the remaining 4,000,000 shares vested in eight equal quarterly installments beginning on April 1, 2013.

Upon termination of the Employment Agreement for any reason, Damaj will receive (i) a pro-rata bonus during that fiscal year based on the number of days employed during that fiscal year and (ii) Company paid group medical, dental and vision insurance coverage for himself and his dependents for 12 months.

Pursuant to the Employment Agreement, if Dr. Damaj’s employment is terminated as a result of death, disability or without Cause (as defined in the Employment Agreement) or he resigns for Good Reason (as defined in the Employment Agreement), Dr. Damaj or his estate, as applicable, is entitled to the following payments and benefits, provided that a mutual release of claims is executed: (1) a cash payment in an amount equal to 1.5 times his then base salary and annual target bonus amount, or two times his then base salary and annual target bonus amount if such termination occurs within 24 months of a change of control; (2) Company paid group medical, dental and vision insurance coverage for himself and his dependents for 24 months and (3) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards.

Director Compensation

Each non-employee director of the Company is to receive quarterly compensation of $3,000, which is paid in restricted stock unit awards of the Company. In addition, the Chairman of the Board of Directors is entitled to receive an additional $3,000 in quarterly compensation paid in restricted stock unit awards of the Company.

The following table sets forth summary information concerning the total compensation paid to our non-employee directors in 2015 for services to our company.

Name	Fees Earned or Paid in Cash	Stock Awards	Stock Unit Awards (1) (2)	Total
Henry Esber, Ph.D	$-	$-	$94,000	$94,000
Vivian Liu	-	-	82,000	82,000
Ziad Mirza, M.D.	-	-	82,000	82,000
Total:	$-	$-	$258,000	$258,000

(1)	Represents the total grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of restricted stock unit awards granted during the respective fiscal year.

(2)
Includes an award of 500,000 RSUs granted to each of the directors on March 31, 2015 under the 2014 Equity Incentive Plan in connection with their continued service as members of the Board of Directors. One-third (1/3) of the RSUs were vested upon grant and the remaining RSUs vest in equal monthly installments through March 2017.

Equity Compensation Plan Information

The following table provides information as of December 31, 2015 regarding our equity compensation plans. We do not have any equity compensation plans that have been approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity Compensation Plans Not Approved by Security Holders:

2013 Equity Incentive Plan	8,900,736	$0.31(1)	995,264

2014 Equity Incentive Plan	8,850,000	$-	10,950,000

Total	17,750,736	$0.31(1)	11,945,264

(1)	Excludes outstanding RSUs, which have no associated exercise price.

ITEM 9 – DISCLOSURES ABOUT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

On January 6, 2016, we dismissed EisnerAmper LLP as our independent registered public accounting firm and appointed Hartley Moore Accountancy Corporation as our independent registered public accounting firm for the year ended December 31, 2015.  Effective February 16, 2016, the audit partners at Hartley Moore Accountancy Corporation joined Hall & Company, Inc. and Hartley Moore Accountancy Corporation resigned as the independent registered public accounting firm of the Company, effective February 15, 2016.  The Company appointed Hall & Company, Inc. as our independent registered public accounting firm for the year ended December 31, 2015 and Hall & Company, Inc. has audited our consolidated financial statements for the year ended December 31, 2015.

There were no disagreements with the former auditor during the two most recent fiscal years and any subsequent interim period preceding resignation.

The following table presents the aggregate fees for the periods presented for professional services rendered to us by Hall & Company, Inc., Hartley Moore Accountancy Corporation, and EisnerAmper LLP:

	Hall & Company 2015	Hartley Moore 2015	EisnerAmper 2015	EisnerAmper 2014
Audit Fees (1)	$12,822	$5,250	$95,470	$89,700
Audit-Related Fees	$-	$-	$-	$-
Tax Fees	$-	$-	$-	$-
Other Fees	$-	$-	$-	$-

(1)
“Audit Fees” represent fees for professional services provided in connection with the audit of our annual financial statements, review of financial statements included in our quarterly reports and related services normally provided in connection with statutory and regulatory filings and engagements by EisnerAmper LLP, Hartley Moore Accountancy Corporation and Hall & Company, Inc.

The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Audit Committee Policies and Procedures

Pursuant to the provisions contained in our Bylaws and Articles of Incorporation, our Board of Directors performs the same functions as an audit committee. While we do not have formal written audit committee policies and procedures in place, we do adhere to accounting standards set forth by the Financial Accounting Standards Board (“FASB”) with respect to financial reporting.

Our Board of Directors, acting as the audit committee, pre-approves all services to be provided by Hall & Company, Inc.  All fees paid to Hall & Company, Inc. for services performed in 2015 were pre-approved by our Board of Directors. All fees paid to Hartly Moore Accountancy Corporations during 2015 and EsinerAmper LLP in 2014 were pre-approved by our Board of Directors.

Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions, as well as all of our other officers, directors and employees. This code of ethics is a part of our code of business conduct and ethics, and is available on our corporate website at www.innovuspharma.com.

PROPOSAL 1
ELECTION OF DIRECTORS

At the 2016 Annual Meeting of Stockholders, a Board of Directors consisting of four members will be elected, each Director to hold office until a successor is elected and qualified, or until the Director resigns, is removed or becomes disqualified. We currently have four Directors; Bassam Damaj, Ph.D., Henry Esber, Ph.D., Vivian Liu and Ziad Mirza, M.D.

Our Board has nominated for re-election the current members of the Board of Directors of the Company. The following is certain information with respect to the nominees for election as director.

Directors	Age	Title	Term
Bassam Damaj, Ph.D.	48	President, Chief Executive Officer and Director	Since January 2013

Henry Esber, Ph.D.	78	Chairman of the Board of Directors	Since January 2013

Vivian Liu	55	Director	Since December 2011

Ziad Mirza, M.D.	54	Director	Since December 2011

Bassam Damaj, Ph.D. has served on our Board of Directors and as our President and Chief Executive Officer, since January, 2013 and as our Chief Accounting Officer from July 2015 until September 6, 2016. Before joining Innovus, Dr. Damaj served as President and Chief Executive Officer of Apricus Biosciences, Inc. (Nasdaq: APRI), a drug discovery and development company (“Apricus Bio”), from December 2009 until November 2012. Before joining Apricus Bio, Dr. Damaj was a co-founder of Bio-Quant, Inc., a pre-clinical contract services company (“Bio-Quant”) and served as the Chief Executive Officer and Chief Scientific Officer and as a member of Bio-Quant’s board of directors from its inception in June 2000 until its acquisition by Apricus Bio in June 2011. In addition, Dr. Damaj was the founder, Chairman, President and Chief Executive Officer of R&D Healthcare, a wholesale drug distribution company, and the co-founder of Celltek Biotechnologies, a drug discovery and services company. He also served as a member of the Board of Directors of CreAgri, Inc., a drug discovery company, and was a member of the Scientific Advisory Board of MicroIslet, Inc., a drug discovery company. Since July, 2016 Dr. Damaj has been a member of the Board of Directors of Hispanica International Delights of America, Inc. (OTCQB:HISP), an ethnic food company. He is the author of the Immunological Reagents and Solutions reference book, the inventor of many patents and the author of numerous peer reviewed scientific publications. Dr. Damaj won a U.S. Congressional award for the Anthrax Multiplex Diagnostic Test in 2003. Dr. Damaj holds a Ph.D. degree in Immunology/Microbiology from Laval University and completed a postdoctoral fellowship in molecular oncology at McGill University. Dr. Damaj’s significant experience with our business and his significant executive leadership experience, including his experience leading several pharmaceutical companies, were instrumental in his selection as a member of the board of directors.

Henry Esber, Ph.D. has served as a member of our Board of Directors since January 2011 and has served as Chairman of the Board since January 2013. In 2000, Dr. Esber co-founded Bio-Quant, and from 2000 to 2010, he served as its Senior Vice President and Chief Business Development Officer. Dr. Esber has more than 30 years of experience in the pharmaceutical service industry. Dr. Esber served on the Board of Directors of Apricus Bio from December 2009 to January 2013 and currently serves on the Board of Directors of several private pharmaceutical companies.   Dr. Esber holds a Ph.D. in Immunology/Microbiology from the West Virginia University School of Medicine, as well as an M.S. in Public Health and Medical Parasitology from University of North Carolina Chapel Hill. His PreMed B.S is from Norfolk College of William and Mary, now Old Dominion University. Dr. Esber’s significant scientific background and experience was instrumental in his selection as a member of the board of directors.

Vivian Liu has served as a member of our Board of Directors since December 2011 and served as our President, Chief Executive Officer and Chief Financial Officer from December 2011 to January 22, 2013. Prior to that, she served as the President and Chief Executive Officer of FasTrack Pharma, (“FasTrack Pharma”), a pharmaceutical company, from January 2011 to December 2011. Since February 2013, Ms. Liu has served as Managing Director of OxOnc Services Company, an oncology development company. In 1995, Ms. Liu co-founded NexMed, Inc. a Delaware corporation (“NextMed”), which in 2010 was renamed to Apricus BioSciences, Inc. Ms. Liu was NexMed’s President and Chief Executive Officer from 2007 to 2009. Prior to her appointment as President, Ms. Liu served in several executive capacities, including Executive Vice President, Chief Operating Officer, Chief Financial Officer and Vice President of Corporate Affairs. She was appointed as a director of NexMed in 2007 and served as Chairman of its Board of Directors from 2009 to 2010. Ms. Liu has an M.P.A. from the University of Southern California and has a B.A. from the University of California, Berkeley.  Ms. Liu’s significant executive leadership experience, including her experience leading several pharmaceutical companies, as well as her membership on public company boards was instrumental in her selection as a member of the board of directors.

Ziad Mirza, M.D. has served as a member of our Board of Directors since December 2011 and served as Chairman of our Board of Directors from December 2011 to January 2013. He also served as FasTrack Pharma’s Acting Chief Executive Officer from March 2010 to December 2010. Since February, 2016, Dr. Mirza has been the Chief Medical Officer of HyperHeal Hyperbarics, Inc., an outpatient hyperbaric oxygen therapy company. He is the President and co-founder of Baltimore Medical and Surgical Associates. He is a Certified Medical Director of long term care through the American Medical Directors Association. He is also a Certified Physician Executive from the American College of Physician Executives. He consults for pharmaceutical companies on clinical trial design. He has an M.D. from the American University of Beirut and completed his residency at Good Samaritan Hospital in Baltimore, Maryland. He received an M.B.A. from the University of Massachusetts.  Dr. Mirza’s significant medical and scientific background was instrumental in his selection as a member of the Board of Directors.

The nominees have consented to their nomination to the Board of Directors, and will serve if elected. The Company has no reason to believe that the nominees will be unavailable to serve as Directors.

When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon. We expect the nominees to be able to serve if elected, but if the nominees notify us before this meeting that he/she is unable to do so, then the proxies will be voted for a substitute nominee or nominees.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEE.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT
OF HALL & COMPANY, INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016

Our Board of Directors has selected Hall & Company, Inc. to serve as our independent registered public accounting firm for the current fiscal year, and the Board is asking stockholders to ratify that selection. Although stockholders’ ratification of the Company’s independent registered public accounting firm is not required by the bylaws or otherwise, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of Hall & Company, Inc. for ratification by stockholders as a matter of good governance. If the stockholders do not ratify the selection, the Board will reconsider whether or not to retain Hall & Company, Inc. Even if the selection is ratified, the Board may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our and our stockholders’ best interests. Representatives of Hall & Company, Inc. are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF HALL & COMPANY, INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

PROPOSAL 3
APPROVAL OF THE AMENDMENT AND RESTATEMENT
 OF THE ARTICLES OF INCORPORATION

The Board of Directors has approved a proposal to amend and restate the Company’s Articles of Incorporation in the form attached to this proxy statement as Annex A. The proposed Amended and Restated Articles of Incorporation would include the following revisions:

(1)
increase the number of authorized shares of common stock from 150,000,000 to 292,500,000; and
(2)
authorize 7,500,000 shares of preferred stock, par value $0.001 per share;

Background and Reasons for the Amendment

Our Articles of Incorporation, as amended, currently authorize the issuance of up to 150,000,000 shares of common stock and no shares of preferred stock. As of the close of business on October 5, 2016, there were 104,164,880 shares of common stock issued and outstanding and 26,704,732 shares reserved for issuance pursuant to outstanding RSUs, warrants, options and shares issuable upon the conversion of convertible debentures, leaving a balance of 19,130,388 shares of common stock available for issuance. There are no shares of preferred stock issued or outstanding.

 If the Amended and Restated Articles of Incorporation is approved by stockholders, upon its effectiveness we will have a total of 300,000,000 authorized shares of stock (292,500,000 common shares and 7,500,000 preferred shares) with 104,164,880 shares of common stock issued and outstanding (as of the Record Date), and 26,704,732 shares reserved for issuance, leaving a balance of 161,630,388 shares of common stock authorized and unissued and not reserved for any specific purpose. We will also have a total of 7,500,000 shares of preferred stock authorized and unissued and not reserved for any specific purpose.

Purpose of the Amendment

The Board of Directors believes it is in the best interest of the Company to increase the number of authorized shares of common stock and authorize preferred stock, in order to give the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions. The Board of Directors believes that additional authorized shares of common stock and the authorization of preferred stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company without the delay and expense associated with convening a special meeting of the Company’s stockholders.

Potential Adverse Effects of the Amendment

The Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of common stock that will result from the Company’s adoption of the proposed amendment. Except as otherwise required by law all authorized and unissued shares of common stock will be available for issuance at the discretion of the Board of Directors (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the proposed amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of shares of the Company’s common stock may, among other things, dilute the earnings per share of the common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued.

Potential Anti-Takeover Effects

In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of the Company’s common stock and authorization of preferred stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board of Directors determines is not in the best interest of the Company and its stockholders. However, the Board of Directors does not intend or view the proposed increase in the number of authorized shares of the Company’s common stock and authorization of preferred stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.

Rights of Additional Authorized Shares

Any newly authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The Amendment will not alter the voting powers or relative rights of the common stock. In accordance with our Amended and Restated Articles of Incorporation and the Nevada Revised Statutes, any of our authorized but unissued shares of preferred stock are “blank check” preferred stock which shall have such voting rights, dividend rights, liquidation preferences, conversion rights and perceptive rights as may be designated by the Company’s Board pursuant to a certificate of designation.

Effectiveness of Amendment

If the Amended and Restated Articles of Incorporation is approved by the stockholders at the Annual Meeting, it will become effective upon the filing of a certificate of amendment with the Nevada Secretary of State.

Required Vote

Assuming that a quorum is present at the Annual Meeting, this proposal will be approved only if a majority of the total outstanding shares of common stock vote FOR this Proposal No. 3. Abstentions from voting on the proposal and Broker Non-Votes will not be counted as votes cast and accordingly will have the same effect as a negative vote on this proposal. The approval of this Proposal No. 3 is a routine matter on which a financial institution has discretionary authority to vote, and, accordingly, there may be few or no Broker Non-Votes with respect to this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE INCREASE IN AUTHORIZED COMMON STOCK AND THE AUTHORIZATION OF PREFERED STOCK

PROPOSAL 4
APPROVAL OF THE AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

On March 21, 2016 our Board of Directors adopted the 2016 Equity Incentive Plan. On October 10, 2016, our Board of Directors approved the Amended and Restated 2016 Equity Incentive Plan (the “Amended 2016 Plan”), subject to stockholder approval. The Amended 2016 Plan includes the following changes:

(1)
The number of shares of common stock authorized for issuance and available for future grants under the Amended 2016 Plan will be increased each January 1 after the effective date of the Amended 2016 Plan by a number of shares of common stock equal to the lesser of: (a) 4% of the number of shares of common stock issued and outstanding on a fully-diluted basis as of the close of business on the immediately preceding December 31, or (b) a number of shares of common stock set by our Board.

             Under the Amended 2016 Plan, we may issue various types of stock-based awards, including incentive stock options (“ISOs”), as defined under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), non-incentive stock options (“NISOs”), restricted and unrestricted stock awards of our common stock, stock unit awards (“RSUs”) and stock appreciation rights (“SARs”), as well as certain cash awards (together, “Awards”).

A maximum of 20,000,000 shares of the Company’s common stock are initially authorized for issuance and available for future grants under our Amended 2016 Plan (the “Initial Reserve”). The number of shares of common stock authorized for issuance and available for future grants under the Amended 2016 Plan will be increased each January 1 after the effective date of the Amended 2016 Plan by a number of shares of common stock equal to the lesser of: (a) 4% of the number of shares of common stock issued and outstanding on a fully-diluted basis as of the close of business on the immediately preceding December 31, or (b) a number of shares of common stock set by our Board.

As of October 5, 2016, a total of 3,750,000 RSUs have been granted under the Amended 2016 Plan. We have not yet granted stock options, stock appreciation rights and restricted and unrestricted stock under the Amended 2016 Plan. As of October 5, 2016, approximately 16,250,000 shares remained issuable.

The following summary of certain features of the Amended 2016 Plan is qualified in its entirety by reference to the full text of the Amended and Restated 2016 Equity Incentive Plan, which is attached hereto as Annex B.

Nature and Purposes of the Amended 2016 Plan

 Our Board believes that the approval of the Amended and Restated 2016 Equity Incentive Plan is in the best interests of our Company and stockholders as such Awards are an integral part of our compensation packages and are critical in recruiting and retaining employees in an industry characterized by a high degree of employee mobility and competitive recruiting of talent. The purposes of the Amended 2016 Plan are to attract and recruit talented employees, to induce certain individuals to remain in the employ of, or to continue to serve as directors of, or as independent consultants to, our company and our present and future subsidiary corporations, and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the company.  Our Board of Directors believes that the granting of Awards under the Amended 2016 Plan will promote continuity of management, increased incentive and personal interest in our welfare, and aid in securing our growth and financial success.

Duration and Modification

If approved at the Annual Meeting, the Amended 2016 Plan will terminate on October 10, 2026, ten years from its adoption by the Company’s Board.  No Awards may be granted after that date, although previously granted Awards may continue in accordance with their terms. The Administrator may at any time terminate the Amended 2016 Plan or make such modifications to the Amended 2016 Plan as it may deem advisable. The Administrator, however, may not, without approval by our stockholders (except pursuant to the “evergreen” feature described above) take any of the following actions: increase the number of shares of Common Stock as to which equity Awards may be granted under the Amended 2016 Plan; change the manner of determining stock option or SAR prices; change the class of persons eligible to participate in the Amended 2016 Plan; or make other changes to the Amended 2016 Plan that are not permitted to be made without stockholder approval under Nasdaq rules. The Administrator may not alter the terms of an Award so as to materially and adversely affect an Award holder’s rights under the Award without his or her consent, unless the Administrator expressly reserved the right to do so at the time of the Award.

Administration of the Plan

The term “Administrator” as used in this proxy statement refers to the person (our Board and its delegates) charged with administering the Amended 2016 Plan. The Amended 2016 Plan is administered by the Compensation Committee, or if the Board has no committee, then the Board itself. The Compensation Committee or the Board has the discretion to determine the participants under the Amended 2016 Plan, the types, terms and conditions of the Awards, including performance and other earn out and/or vesting contingencies, interpret the Amended 2016 Plan’s provisions and administer the Amended 2016 Plan in a manner that is consistent with its purpose.

Eligibility and Extent of Participation

 Participation in the Amended 2016 Plan is limited to those employees and directors, as well as consultants and advisors, who in the Administrator’s opinion are in a position to make a significant contribution to our success and that of affiliated entities and who are selected by the Administrator to receive an Award. As of October 5, 2016 we had five employees and three non-employee directors who would be eligible to participate in the Amended 2016 Plan.

Stock Options

Under the Amended 2016 Plan, the Administrator may grant Awards in the form of options to purchase shares of common stock.  Stock options give the holder the right to purchase shares of our common stock within a specified period of time at a specified price. Two types of stock options may be granted under the Amended 2016 Plan: ISOs, which are subject to special tax treatment as described below, and NSOs. Eligibility for ISOs is limited to our employees and employees of our subsidiaries. The initial per share exercise price for an ISO may not be less than 100% of the fair market value of a share of common stock on the date of grant, or 110% of such fair market value with respect to a participant who, at such time, owns stock representing more than 10% of the total combined voting power of the common stock.  The initial per share exercise price for a NSO may not be less than 100% of the fair market value of a share of underlying common stock on the date of grant.

No option granted pursuant to the Amended 2016 Plan may be exercised more than 10 years after the date of grant, except that ISOs granted to participants who own more than 10% of the total combined voting power of the common stock at the time the ISO is granted may not be exercised more than five years after the date of grant.

The closing price of our common stock as reported on the OTC Quotation Board on the Record Date was $0.31 per share.

Restricted Stock Grants

The Amended 2016 Plan also permits the grant of restricted shares of common stock. Restricted stock grants may be made subject to vesting and other conditions and restrictions. The holder of a restricted stock grant shall have the same voting, dividend and other rights as the Company’s other shareholders, however any dividends received on shares that are unvested shall be subject to the same vesting conditions and restrictions as the restricted stock grant.

Stock Units

The Amended 2016 Plan also permits the grant of stock units.   Stock units may be made subject to vesting and other conditions and restrictions but, unlike awards of restricted stock, do not give the holder the rights of a stockholder until and unless actual shares of common stock are delivered in the future.

Stock Appreciation Rights

The Amended 2016 Plan also permits the grant of Awards of SARs, which are grants of the right to receive cash or shares of common stock, upon exercise with an aggregate fair market value equal to the value of the SAR.  The value of a SAR with respect to one share of common stock on any date is the excess of the fair market value of a share on such date over the base value on the grant date. The minimum base value for SARs is the fair market value of the common stock at the time of grant.

Other Awards

The Amended 2016 Plan may also be used to grant other equity awards in the form of shares and/or cash-based awards as determined by the Board.

Performance Awards

Awards, including both common stock-based and cash-based awards, may be conditioned on the satisfaction of specified performance criteria. The performance criteria used in connection with a particular performance award will be determined by the Administrator. In the case of awards intended to qualify for the performance-based compensation exception from the deduction limitations of Section 162(m) of the Internal Revenue Code, the Administrator will use objectively determinable measures of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A performance criterion and any related targets need not be based on an increase, a positive or improved result, or avoidance of loss. To the extent consistent with the requirements of the performance and compensation-based exception to Section 162(m) where applicable, the Administrator may provide that performance criteria or payouts under an Award will be adjusted in an objectively determinable manner to reflect events occurring during the performance period that would affect the performance criteria or payouts. The Administrator will determine whether performance targets or goals chosen for a particular Award have been met.

Transferability

Neither ISOs nor, except as the Administrator otherwise expressly provides, other Awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime an ISO and, except as the Administrator may provide, other non-transferable Awards requiring exercise may be exercised only by the recipient.

Shares Subject to the Amended Plan

The Amended 2016 Plan contains an “evergreen” feature, under which the number of shares of common stock authorized for issuance and available for future grants under the Amended 2016 Plan will be increased each January 1 after the effective date of the Amended 2016 Plan (i.e., commencing on January 1, 2017) by a number of shares of common stock equal to the lesser of: (a) 4% of the number of shares of common stock issued and outstanding on a fully-diluted basis as of the close of business on the immediately preceding December 31, or (b) a number of shares of common stock set by our board of directors.

The aggregate maximum number of shares available under the Amended 2016 Plan will be determined, to the extent consistent with the ISO rules, net of shares of common stock withheld by the Company in payment of the exercise price of an Award or in satisfaction of tax withholding requirements with respect to the Award and without including any shares of common stock underlying Awards settled in cash or which otherwise expire or become unexercisable without having been exercised or are forfeited to or repurchased by the Company due to failure to vest. To the extent consistent with the rules applicable to ISOs, and any other applicable legal requirements (including applicable stock exchange requirements, if any), common stock issued under awards that are the result of converting, replacing, or adjusting equity awards of an acquired company in connection with the acquisition will not reduce the number of shares available for Awards under the Amended 2016 Plan and such shares will not be subject to the per participant limits described above.

Mergers and Similar Transactions

In the event of a Change of Control in which we are not the surviving corporation or which results in the acquisition of substantially all of our common stock by a person or entity or by a group of persons or entities acting together, or in the event of a sale of substantially all of our assets or our dissolution or liquidation, the Administrator may provide for the assumption or continuation of all or some Awards, the grant of substitute Awards, a cash-out payment for all or some Awards or the acceleration of all or some Awards.

Plan Benefits

As of October 5, 2016, a total of 3,750,000 RSUs have been granted under the Amended 2016 Plan. We have not yet granted stock options, stock appreciation rights and restricted and unrestricted stock under the Amended 2016 Plan. As of October 5, 2016, approximately 16,250,000 shares remained issuable.

Because awards granted under the Amended 2016 Plan are generally discretionary, the Company has not yet determined any additional amount(s) to be granted, issued or allocated.

United States Federal Income Tax Consequences of Issuance and Exercise of Awards

The following discussion summarizes the U.S. Federal income tax consequences of the granting and exercise of Awards under the Amended 2016 Plan, and the sale of any common stock acquired as a result thereof, is based on an analysis of the Internal Revenue Code (the “Code”) as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change.  The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Amended 2016 Plan, nor does it cover state and/or local income tax consequences in the jurisdiction in which a participant works and/or resides.  The tax consequences of Awards issued to participants outside of the U.S. may differ from the U.S. tax consequences. Participants should consult their tax advisors about the potential tax consequences of participating in the Amended 2016 Plan.

Incentive Stock Options:

In general, neither the grant nor the exercise of an ISO will result in taxable income to an optionee or a deduction to us.  For purposes of the alternative minimum tax, however, the spread on the exercise of an incentive stock option will be considered as part of the optionee’s income in the year of exercise of an ISO.

The sale of the shares of common stock received pursuant to the exercise of an ISO which satisfies the holding period rules will result in capital gain to an optionee and will not result in a tax deduction to the Company. To receive incentive stock option treatment as to the shares acquired upon exercise of an ISO, an optionee must not dispose of such shares within two years after the option is granted or within one year after the exercise of the option. In addition, an optionee generally must be an employee of the Company (or a subsidiary of the Company) at all times between the date of grant and the date three months before exercise of the option.

If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of an ISO that is equal to the lesser of (a) the fair market value of the common stock on the date of exercise minus the exercise price or (b) the amount realized on the disposition minus the exercise price, will be treated as ordinary income, with any remaining gain being treated as capital gain. The Company will be entitled to a deduction equal to the amount of such ordinary income. The Company is not entitled to a deduction with respect to any remaining capital gain or loss.

Restricted Stock Awards:

Restricted Stock Awards are generally subject to ordinary income tax at the time the restrictions (the “risk of forfeiture”) lapse, subject to valid deferral elections made in compliance with Section 409A under the Code, which may allow the awardee to defer the receipt of the underlying shares and thereby defer the recognition of taxable income.  When the risk of forfeiture lapses, he or she will have ordinary income equal to the excess of the fair market value of the shares at the time over the purchase price, if any. We will be entitled to a corresponding Federal income tax deduction at the time the participant recognizes ordinary income.

The participant may make an election under Section 83(b) of the Code to be taxed on restricted stock at the time it is acquired rather than later, when the substantial risk of forfeiture lapses. The so-called “83(b) election” must be made not later than thirty (30) days after the transfer of the shares to the participant and must satisfy certain other requirements. If the participant makes an effective 83(b) election, he or she will realize ordinary income equal to the fair market value of the shares as of the time of acquisition, less any price paid for the shares. Fair market value for this purpose is to be determined without regard to the forfeiture restrictions. If he or she makes an effective 83(b) election, no additional income will result by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the plan, the holding period in the shares begins when the participant realizes taxable income with respect to the transfer. The tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if the participant makes an effective 83(b) election in connection with an award or purchase of stock subject to a substantial risk of forfeiture and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what he or she paid for the shares (if anything) over the amount (if any) reimbursed in connection with the forfeiture.

In general, any cash-settled stock appreciation right, and any stock-settled stock appreciation right granted with an exercise price less than the fair market value of the underlying stock at the time of grant, may also be subject to additional tax penalties and interest charges under federal tax rules relating to nonqualified deferred compensation.

Stock Units:

An award of stock units does not itself result in taxable income. When the participant actually acquires the shares of stock, unless the shares are restricted, he or she will have ordinary income equal to the value of the shares at that time. If the shares delivered are restricted for tax purposes, the participant will instead be subject at that time to the rules described above for restricted stock.

Stock Appreciation Rights:

The participant receiving a SAR will not recognize Federal taxable income at the time the SAR is granted nor does taxable income result merely because a SARs becomes exercisable. In general, if a participant exercises a stock appreciation right for shares of stock or receives payment in cancellation of a stock appreciation right he or she will have ordinary income equal to the amount of any cash and the fair market value of any stock received. We will be entitled to a Federal tax deduction equal to the amount of ordinary income the participant is required to recognize as a result.

Limits on Deductions:

Under Section 162(m) of the Code, the amount of compensation paid to the Chief Executive Officer and the three most highly paid executive officers (other than the Chief Financial Officer) of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that qualified performance-based compensation will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

Required Vote and Recommendation of Board of Directors

Assuming that a quorum is present at the Annual Meeting, this proposal will be approved only if a majority of the total votes cast on the proposal are affirmative.  Under Nevada law, abstentions from voting on the proposal and Broker Non-Votes are not counted as votes cast and accordingly will have no effect upon the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

PROPOSAL 5
ADVISORY VOTE ON EXECUTIVE COMPENSATION

In 2010, Congress enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that, among other things, imposes a number of new corporate governance requirements on publicly held companies. The proxy rules of the Exchange Act were revised pursuant to the Dodd-Frank Act to provide stockholders with the right to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed pursuant to the compensation and disclosure rules of the SEC. The advisory stockholder vote is commonly referred to as the “say-on-pay” vote.

The purpose of our compensation philosophy, policies and practices is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value. The board believes our compensation policies and procedures achieve these objectives. Please read the “Executive Compensation” section of this proxy statement for additional details about our executive compensation, including information about the fiscal year 2015 compensation of our named executive officers.

This proposal gives you, as a stockholder, the opportunity to express your views on the compensation of our named executive officers.

This non-binding say on pay vote give you as a stockholder the opportunity to express your approval or disapproval of the compensation of our named executive officers that is disclosed in this proxy statement by voting for or against the following resolution, or by abstaining with respect to the resolution.

“RESOLVED, that the stockholders of Innovus Pharmaceuticals, Inc. approve, on an advisory basis, the compensation of the executive officers named in this proxy statement as described under “Executive Compensation” including the tabular and related narrative disclosure, contained in this proxy statement.”

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Board of Directors will take into account the outcome of the stockholder vote on this proposal when considering the future executive compensation decisions and arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

PROPOSAL 6
ADVISORY VOTE TO DETERMINE THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables the Company’s stockholders to indicate how frequently the Company should seek an advisory vote on the compensation of the Company’s named executive officers, such as Proposal 5, of this proxy statement. By voting on this Proposal 6, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every year, every two years or every three years.

After careful consideration of this proposal, the Company’s Board of Directors has determined that an advisory vote on executive compensation every three years is the most appropriate alternative for the Company at this time; and therefore the Board recommends that you vote for a three-year interval for advisory vote on executive compensation.

In formulating its recommendation, the Board considered that the Company’s executive compensation policies are designed to promote a long-term connection between pay and performance and an advisory vote on executive compensation every three years will allow the Company’s stockholders to provide direct input on the Company’s long-term compensation philosophy, policies and practices.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years, or abstain from voting.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. Stockholders are not voting to approve or disprove the Board’s recommendation. Because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of the Company’s stockholders and the Company to hold an advisory vote on executive compensation more or less frequently that the option approved by the Company’s stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THREE YEARS FOR THE FREQUENCY OF THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

OTHER MATTERS

As of the date of this statement, our management knows of no business to be presented at the meeting that is not referred to in the accompanying notice. As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with their best judgment, including upon any stockholder proposal about which the Company did not receive timely notice.

Adjournments or Postponements

Although it is not expected, the Annual Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the Annual Meeting may be made without notice, other than by an announcement made at the Annual Meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Annual Meeting, whether or not a quorum exists. Any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies will allow Innovus stockholders who have already sent in their proxies to revoke them at any time prior to their use.

Expenses of Proxy Solicitation

The principal solicitation of proxies will be made by mail. Expense of distributing this proxy statement to stockholders, which may include reimbursement to banks, brokers and other custodians for their expenses in forwarding this proxy statement, will be borne exclusively by the Company.

Final Prospectus and Annual Report

 You may obtain a printed copy of our Final Prospectus and/or Annual Report on Form 10-K, when filed, including our financial statements, free of charge, by sending a written request to: Innovus Pharmaceuticals, Inc., 9171 Towne Centre Drive, Suite 440, San Diego, California 92122, Attention: Investor Relations.

Proposals of Stockholders

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2017 annual meeting of stockholders, the proposal must be received at our principal executive offices no later than before the company begins printing its proxy materials.

In general, written notice must be received by the Company’s Corporate Secretary at the Company’s principal executive office, 9171 Towne Centre Drive, Suite 440, San Diego, California 92122, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting and must contain specified information concerning the matter to be brought before such meeting and concerning the stockholder proposing such a matter. Accordingly, to be considered at the 2017 annual meeting of stockholders, proposals must be received by the Corporate Secretary prior to when the company begins printing its proxy materials. Any waiver by the Company of these requirements with respect to the submission of a particular stockholder proposal shall not constitute a waiver with respect to the submission of any other stockholder proposal nor shall it obligate the Company to waive these requirements with respect to future submissions of the stockholder proposal or any other stockholder proposal. Any stockholder desiring a copy of the Company’s Bylaws will be furnished one without charge upon written request to the Corporate Secretary at 9171 Towne Centre Drive, Suite 440, San Diego, California 92122.
Householding Procedure
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, these proxy materials, stockholders may write us at the following address:

Investor Relations
Innovus Pharmaceuticals, Inc.
9171 Towne Centre Drive, Suite 440
 San Diego, CA 92122

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

By Order of the Board of Directors

/s/ Henry Esber, Ph. D.
Chairman

San Diego, California
October 25, 2016

INNOVUS PHARMACEUTICALS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Annual Meeting of Stockholders November 16, 2016, 9:00AM ..
CONTROL ID:
REQUEST ID:

The undersigned appoints Henry Esber, Ph.D, Chairman of Innovus Pharmaceuticals, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the Annual Meeting of Stockholders of Innovus Pharmaceuticals, Inc. to be held November 16, 2016 beginning at 9:00 a.m., Local Time, at 9171 Towne Centre Drive, Coronado South Conference Room, First Floor, San Diego, California 92122 and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Stockholders dated October 21, 2016, a copy of which has been received by the undersigned, as follows:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/INNV
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF INNOVUS PHARMACEUTICALS, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors:The Board of Directors recommends a vote FOR nominees.	☐	☐
	Basam Damaj, Ph.D.			☐
	Henry Esber, Ph.D.			☐	CONTROL ID:
	Vivian Liu			☐	REQUEST ID:
	Ziad Mirza, M.D.			☐
Proposal 2		FOR	AGAINST	ABSTAIN
	The ratification of Hall & Company, Inc. as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2016	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN
	Approval of the Amended and Restated of Articles of Incorporation	☐	☐	☐
Proposal 4		FOR	AGAINST	ABSTAIN
	Approval of the Amended and Restated 2016 Equity Incentive Plan	☐	☐	☐
Proposal 5		FOR	AGAINST	ABSTAIN
	(Non-Binding) Advisory Vote on Executive Compensation	☐	☐	☐
Proposal 6		FOR	AGAINST	ABSTAIN
	(Non-Binding) Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation.	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
_____________________________
_____________________________
_____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2016

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

Annex A

CERTIFICATE OF
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
INNOVUS PHARMACEUTICALS, INC.
Pursuant to the provisions of Nevada Revised Statutes 78.390 and 78.403, the undersigned officer of Innovus Pharmaceuticals, Inc., a Nevada corporation, does hereby certify as follows:
A.           The board of directors of the corporation has duly adopted resolutions proposing to amend and restate the articles of incorporation of the corporation as set forth below, declaring such amendment and restatement to be advisable and in the best interests of the corporation.
B.           The amendment and restatement of the articles of incorporation as set forth below has been approved by at least a majority of the voting power of the stockholders of the corporation, which is sufficient for approval thereof.
C.           This certificate sets forth the text of the articles of incorporation of the corporation as amended and restated in their entirety to this date as follows:

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
INNOVUS PHARMACEUTICALS, INC.
  ARTICLE I
NAME

The name of the corporation is Innovus Pharmaceuticals, Inc. (the “Corporation”).
  ARTICLE II
REGISTERED OFFICE
The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.
  ARTICLE III
PURPOSE
The Corporation is formed for the purpose of engaging in any lawful activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE IV
AUTHORIZED CAPITAL STOCK
The total authorized capital stock of the Corporation consists of three hundred million (300,000,000) shares of capital stock, par value $0.001 per share, consisting of (a) two hundred ninety two million five hundred thousand (292,500,000) shares of common stock, par value $0.001 per share, and (b) seven million five hundred thousand (7,500,000) shares of preferred stock, par value $0.001 per share (“Preferred Stock”). The board of directors of the Corporation is hereby vested, to the fullest extent permitted under the Nevada Revised Statutes (the “NRS”), with the authority to designate from time to time, by duly adopted resolution(s), one or more series of the Preferred Stock, to fix the number of shares constituting such series and to prescribe the voting powers, designations, preferences, qualifications, limitations, restrictions and relative, participating, optional and other rights of such series. Any such resolution prescribing a series of Preferred Stock must include a distinguishing designation for such series. Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled to only such voting rights, if any, as shall expressly be granted thereto by these Amended and Restated Articles of Incorporation (as the same may be further amended from time to time, the “Articles of Incorporation”), including the certificate of designation relating to such series of Preferred Stock, or the NRS. To the extent provided in the certificate of designation relating to a series of Preferred Stock, the board of directors may increase (but not above the total number of then authorized and undesignated shares of Preferred Stock) or decrease (but not below the number of shares of that series then outstanding) the number of shares of such series.

ARTICLE V
DIRECTORS
The board of directors of the Corporation shall be elected or appointed in such manner as shall be provided in the bylaws of the Corporation (as amended from time to time, the “Bylaws”). Except as otherwise fixed or provided for pursuant to the provisions of the Articles of Incorporation, including any certificate of designation relating to any series of Preferred Stock, the number of directors may be changed from time to time in the manner provided in the Bylaws.
ARTICLE VI
INAPPLICABILITY OF CERTAIN NEVADA STATUTES
Section 1.                       Inapplicability of Combinations with Interested Stockholders Statutes. At such time, if any, as the Corporation becomes a “resident domestic corporation” (as that term is defined in NRS 78.427), the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as amended from time to time, or any successor statutes.
Section 2.                       Inapplicability of Acquisition of Controlling Interest Statutes. In accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, as amended from time to time, or any successor statutes, relating to acquisitions of controlling interests in the Corporation, shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock.
ARTICLE VII
INDEMNIFICATION; EXCULPATION
Section 3.                      Payment of Expenses. To the fullest extent permitted under the NRS (including, without limitation, to the fullest extent permitted under NRS 78.7502 and 78.751(3)) and other applicable law, the Corporation shall indemnify directors and officers of the Corporation in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Corporation. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in the Bylaws or by agreement, the expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such director or officer in his or her capacity as a director or officer of the Corporation, must be paid, by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.

Section 4.                       Limitation on Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS are amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.
Section 5.                       Repeal and Conflicts. Any repeal or modification of Section 1 or Section 2 of this Article VI approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between Section 1 or Section 2 of this Article VI and any other provision of the Articles of Incorporation, the terms and provisions of Section 1 and/or Section 2 of this Article VI shall control.

ARTICLE VIII
MISCELLANEOUS
Section 1.                       Mandatory Forum. To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any or all actions, suits or proceedings, whether civil, administrative or investigative or that asserts any claim or counterclaim (each, an “Action”): (a) brought in the name or right of the Corporation or on its behalf; (b) asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders; (c) arising or asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of the Articles of Incorporation or Bylaws; (d) to interpret, apply, enforce or determine the validity of the Articles of Incorporation or Bylaws; or (e) asserting a claim governed by the internal affairs doctrine. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such Action, then any other state district court located in the State of Nevada shall be the sole and exclusive forum for such Action. In the event that no state district court in the State of Nevada has jurisdiction over any such Action, then a federal court located within the State of Nevada shall be the sole and exclusive forum for such Action.
Section 2.                       Severability. If any provision or provisions of the Articles of Incorporation is held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of the Articles of Incorporation(including, without limitation, each portion of any paragraph of the Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any waybe affected or impaired thereby; and (b) to the fullest extent possible, the provisions of the Articles of Incorporation (including, without limitation, each such portion of any paragraph of the Articles of Incorporation containing any such provision heldto be invalid, illegal or unenforceable) shall be construed (i) so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or (ii) for the benefit of the Corporation to the fullest extent permitted by law.
Section 3.                       Deemed Notice and Consent. To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) the Articles of Incorporation (including, without limitation, Section 1 of this Article and this Section 3), (b) the Bylaws and (c) any amendment to the Articles of Incorporation or the Bylaws enacted or adopted in accordance with the Articles of Incorporation, the Bylaws and applicable law.
Section 4.                       Amendments to Bylaws. The authority to adopt, amend or repeal the Bylaws or any provision thereof is hereby reserved exclusively to the board of directors of the Corporation, and the stockholders of the Corporation shall have no authority or right to adopt, amend or repeal the Bylaws.
*            *            *            *

IN WITNESS WHEREOF, I have executed this Certificate of Amended and Restated Articles of Incorporation of Innovus Pharmaceuticals, Inc. as of October 10, 2016.

Name: Title:

Annex B

INNOVUS PHARMACEUTICALS, INC.
AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

EFFECTIVE AS OF OCTOBER 10, 2016

SECTION 1. INTRODUCTION.

The Company’s Board of Directors adopted this Innovus Pharmaceuticals, Inc. Amended and Restated 2016 Equity Incentive Plan (the “Plan”) effective on the Effective Date.

The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by offering Selected Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such Selected Employees to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options), Stock Appreciation Rights, Restricted Stock Grants, Stock Units, Other Equity Awards and/or Cash Awards. However, unless and until this Plan is approved by Company stockholders, no ISOs may be exercised under the Plan.

Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any applicable Award Agreement.

SECTION 2. DEFINITIONS. If a Participant’s employment agreement or Award Agreement (or other written agreement executed by and between Participant and the Company) expressly includes defined terms that expressly are different from and/or conflict with the defined terms contained in this Plan then the defined terms contained in the employment agreement or Award Agreement (or other written agreement executed by and between Participant and the Company) shall govern and shall supersede the definitions provided in this Plan.

(a)               “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual’s “Service,” this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

(b)               “Award” means any award of an Option, SAR, Restricted Stock Grant, Stock Unit, Other Equity Award or Cash Award under the Plan.

(c)                “Award Agreement” means an agreement between the Company and a Selected Employee evidencing the award of an Option, SAR, Restricted Stock Grant, Stock Unit, Other Equity Award or Cash Award as applicable.

(d)               “Board” means the Board of Directors of the Company, as constituted from time to time.

(e)                “California Participant” means a Participant whose Award, when granted, was issued in reliance either on section 25111, 25112 or 25113 of the California Corporations Code. Solely to the extent required to comply with the requirements of the California Corporate Securities Law of 1968 at the time of grant and thereafter, Awards to California Participants shall also be subject to the additional terms specified in Appendix A. The Committee, in its discretion, may also elect to include some or all of the Appendix A terms in Awards to Participants who are not California Participants. Appendix A is a part of this Plan.

(f)                “Cash Award” means a cash incentive opportunity awarded under this Plan, to a Covered Employee that is (i) payable only in cash, (ii) not an Option, SAR, Restricted Stock Grant, Stock Unit or Other Equity Award, (iii) paid based on achievement of Performance Goal(s) and (iv) intended to qualify as performance-based compensation under Code Section 162(m).

(g)               “Cashless Exercise” means, to the extent that an Award Agreement so provides and as permitted by applicable law and in accordance with any procedures established by the Committee, an arrangement whereby payment of some or all of the aggregate Exercise Price may be made all or in part by delivery of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company. Cashless Exercise may also be utilized to satisfy an Option’s tax withholding obligations as provided in Section 16(b).

(h)               “Cause” means, with respect to a Participant, the occurrence of any of the following: (i) a conviction of a Participant for a felony crime or the failure of a Participant to contest prosecution for a felony crime, or (ii) a Participant’s misconduct, fraud, disloyalty or dishonesty (as such terms may be defined by the Committee in its sole discretion), or (iii) any unauthorized use or disclosure of confidential information or trade secrets by a Participant, or (iv) a Participant’s negligence, malfeasance, breach of fiduciary duties, neglect of duties, or (v) any material violation by a Participant of a written Company or Subsidiary or Affiliate policy or any material breach by a Participant of a written agreement with the Company or Subsidiary or Affiliate, or (vi) any other act or omission by a Participant that, in the opinion of the Committee, could reasonably be expected to adversely affect the Company’s or a Subsidiary’s or an Affiliate’s business, financial condition, prospects and/or reputation. In each of the foregoing subclauses (i) through (vi), whether or not a “Cause” event has occurred will be determined by the Committee in its sole discretion or, in the case of Participants who are directors or Officers or Section 16 Persons, the Board, each of whose determination shall be final, conclusive and binding. A Participant’s Service shall be deemed to have terminated for Cause if, after the Participant’s Service has terminated, facts and circumstances are discovered that would have justified a termination for Cause, including, without limitation, violation of material Company policies or breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant.

(i)                 “Change in Control” means the consummation of any one or more of the following:

(i) Any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of (A) the outstanding shares of common stock of the Company or (B) the combined voting power of the Company’s then-outstanding securities;

(ii) The Company is party to a merger or consolidation, or series of related transactions, which results in the voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(iii) The sale or disposition of all or substantially all of the Company’s assets (or consummation of any transaction, or series of related transactions, having similar effect);

(iv) The dissolution or liquidation of the Company; or

(v) Any transaction or series of related transactions that has the substantial effect of any one or more of the foregoing.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions. In addition, an IPO shall not constitute a Change in Control.

(j)                “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

(k)               “Committee” means a committee described in Section 3.

(l)                “Common Stock” means the Company’s common stock, $0.001 par value per Share, and any other securities into which such shares are changed, for which such shares are exchanged or which may be issued in respect thereof.

(m)             “Company” means Innovus Pharmaceuticals, Inc., a Nevada corporation.

(n)               “Consultant” means an individual or entity which performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than as an Employee or Non-Employee Director.

(o)               “Covered Employees” means those individuals whose compensation is (or may be) subject to the deduction limitations of Code Section 162(m).

(p)               “Disability” means the following:

(i) For all ISOs, the permanent and total disability of a Participant within the meaning of Section 22(e)(3) of the Code;

(ii) For all Awards which are considered nonqualified deferred compensation under Code Section 409A and for which payment can be made on account of the Participant’s disability, the disability of a Participant within the meaning of Section 409A of the Code; or

(iii) For all other Awards, the Participant’s medically determinable physical or mental incapacitation such that for a continuous period of not less than twelve (12) months, a person is unable to engage in any substantial gainful activity or which can be expected to result in death.

Any question as to the existence of that person’s physical or mental incapacitation as to which the person or person’s representative and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the person and the Company. If the person and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two (2) physicians shall select a third (3rd) who shall make such determination in writing. The determination of Disability made in writing to the Company and the person shall be final and conclusive for all purposes of the Awards.

(q)               “Effective Date” means October 10, 2016

(r)                 “Employee” means any individual who is a common-law employee of the Company, or of a Parent, or of a Subsidiary or of an Affiliate. An employee who is also serving as a member of the Board is an Employee for purposes of this Plan.

(s)                “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)                 “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Award Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable Award Agreement, which is subtracted from the Fair Market Value in determining the amount payable to a Participant upon exercise of such SAR.

(u)               “Fair Market Value” means the market price of a Share, determined by the Committee as follows:

(i) If the Shares were traded on a stock exchange (such as the NYSE, NYSE MKT, NASDAQ Global Select Market, NASDAQ Global Market or NASDAQ Capital Market) at the time of determination, then the Fair Market Value shall be equal to the regular session closing price for such stock as reported by such exchange (or the exchange or market with the greatest volume of trading in the Shares) on the date of determination, or if there were no sales on such date, on the last date preceding such date on which a closing price was reported;

(ii) If the Shares were traded on the OTC Markets (such as the OTCQX, OTCQB, OTCPK or the OTC Bulletin Board) at the time of determination, then the Fair Market Value shall be equal to the last-sale price reported by the OTC Markets for such date, or if there were no sales on such date, on the last date preceding such date on which a sale was reported; and

(iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith using a reasonable application of a reasonable valuation method as the Committee deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported by the applicable exchange or the OTC Markets, as applicable, or a nationally recognized publisher of stock prices or quotations (including an electronic on-line publication). Such determination shall be conclusive and binding on all persons.

(v)               “Fiscal Year” means the Company’s fiscal year.

(w)              “GAAP” means United States generally accepted accounting principles as established by the Financial Accounting Standards Board.

(x)               “Incentive Stock Option” or “ISO” means an incentive stock option described in Code Section 422.

(y)               “IPO” means an initial public offering by the Company of its equity securities pursuant to an effective registration statement filed with the SEC.

(z)               “ISO Limit” means the maximum aggregate number of Shares that are permitted to be issued pursuant to the exercise of ISOs granted under the Plan as described in Section 5(a).

(aa)            “Net Exercise” means, to the extent that an Award Agreement so provides and as permitted by applicable law, an arrangement pursuant to which the number of Shares issued to the Optionee in connection with the Optionee’s exercise of the Option will be reduced by the Company’s retention of a portion of such Shares. Upon such a net exercise of an Option, the Optionee will receive a net number of Shares that is equal to (i) the number of Shares as to which the Option is being exercised minus (ii) the quotient (rounded down to the nearest whole number) of the aggregate Exercise Price of the Shares being exercised divided by the Fair Market Value of a Share on the Option exercise date. The number of Shares covered by clause (ii) will be retained by the Company and not delivered to the Optionee. No fractional Shares will be created as a result of a Net Exercise and the Optionee must contemporaneously pay for any portion of the aggregate Exercise Price that is not covered by the Shares retained by the Company under clause (ii). The number of Shares delivered to the Optionee may be further reduced if Net Exercise is utilized under Section 16(b) to satisfy applicable tax withholding obligations.

(bb)            “Non-Employee Director” means a member of the Board who is not an Employee.

(cc)            “Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.

(dd)           “NYSE” means the New York Stock Exchange.

(ee)           “Officer” means an individual who is an officer of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.

(ff)            “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase a specified number of Shares, at such times and applying a specified Exercise Price, as provided in the applicable Award Agreement.

(gg)           “Optionee” means an individual, estate or other entity that holds an Option.

(hh)           “Other Equity Award” means an award (other than an Option, SAR, Stock Unit, Restricted Stock Grant or Cash Award) which derives its value from the value of Shares and/or from increases in the value of Shares.

(ii)             “Outside Director” means a Non-Employee Director who is considered an “outside director” for purposes of Section 162(m) of the Code.

(jj)             “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

A corporation that attains the status of a Parent on a date after the Effective Date shall be considered a Parent commencing as of such date.

(kk)           “Participant” means an individual or estate or other entity that holds an Award.

(ll)             “Performance Criteria” means the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(A) The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) annual revenue, (ii) earnings before interest, taxes, depreciation and amortization, or EBITDA, (iii) earnings per share, (iv) stock price, (v) operating cash flow, (vi) net income, (vii) profit margins, operating margins, gross margins or cash margins, (viii) revenue growth, (ix) pre- or after-tax income (before or after allocations of corporate overhead and bonuses), (x) return on equity, (xi) total shareholder return, (xii) return on assets or net assets, (xiii) appreciation in and/or maintenance of the price of the Common Stock, (xiv) market share, (xv) gross profits, (xvi) economic value-added models or equivalent metrics, (xvii) comparisons with various stock market indices, (xviii) reductions in costs, (xix) cash flow or cash flow per share, (xx) return on capital (including return on total capital or return on invested capital), (xxi) cash flow return on investment, (xxii) improvement in or attainment of expense levels or working capital levels, (xxiii) year-end cash, (xxiv) debt reductions, (xxv) stockholder equity, (xxvi) regulatory or litigation achievements, (xxvii) implementation, completion or attainment of measurable objectives with respect to business development, new products or services, budgets, regulatory or business risks, acquisitions, divestitures or recruiting and maintaining personnel, (xxviii) earnings, (xxix) expenses, (xxx) cost of goods sold, (xxxi) working capital, (xxxii) price/earnings ratio, (xxxiii) debt or debt-to-equity, (xxxiv) accounts receivable, (xxxv) writeoffs, (xxxvi) assets, (xxxvii) liquidity, (xxxviii) operations, (xxxix) research or related milestones, (xl) intellectual property (e.g., patents), (xli) product development, (xlii) information technology, (xliii) financings, (xliv) product quality control, (xlv) management, (xlvi) human resources, (xlvii) corporate governance,(xlviii) compliance program, (xlix) internal controls, (xlxi) policies and procedures, (xlxii) accounting and reporting, (xlxiii) strategic alliances, (xlxiv) licensing and partnering, and (xlxv) site, plant or building development, or (xlxvi) any combination of the foregoing, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or index. Such Performance Goals also may be based solely by reference to the Company’s performance or the performance of a Parent, Subsidiary, Affiliate, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Financial performance targets are approved by the Company’s Chief Executive Officer and the Committee at or near the beginning of each year; and

(B) The Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to reorganizations or restructuring programs or divestitures or acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to asset write-downs or the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under GAAP; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions and/or items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence; or (xv) litigation or claim judgments or settlements. For all Awards intended to qualify as performance-based compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

(mm)       “Performance Goals” means for a Performance Period, one or more goals established in writing by the Committee for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Parent, Subsidiary, Affiliate, division, business unit, or an individual. The achievement of each Performance Goal shall be determined in accordance with GAAP to the extent applicable.

(nn)          “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

(oo)           “Plan” means this Innovus Pharmaceuticals, Inc. 2016 Equity Incentive Plan as it may be amended from time to time.

(pp)          “Re-Price” means that the Company has lowered or reduced the Exercise Price of outstanding Options and/or outstanding SARs and/or outstanding Other Equity Awards for any Participant(s) in a manner described by SEC Regulation S-K Item 402(d)(2)(viii) (or as described in any successor provision(s) or definition(s)). For avoidance of doubt, Re-Price also includes any exchange of Options or SARs for other Awards or cash.

(qq)           “Restricted Stock Grant” means Shares awarded under the Plan as provided in the applicable Award Agreement.

(rr)             “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ss)             “SEC” means the Securities and Exchange Commission.

(tt)             “Section 16 Persons” means those Officers, directors or other persons who are subject to Section 16 of the Exchange Act.

(uu)           “Securities Act” means the Securities Act of 1933, as amended.

(vv)           “Selected Employee” means an Employee, Consultant, or Non-Employee Director who has been selected by the Committee to receive an Award under the Plan.

(ww)          “Separation From Service” has the meaning provided to such term under Code Section 409A and the regulations promulgated thereunder.

(xx)           “Service” means uninterrupted service as an Employee, Non-Employee Director or Consultant. Service will be deemed terminated as soon as the entity to which Service is being provided is no longer either (i) the Company, (ii) a Parent, (iii) a Subsidiary or (iv) an Affiliate. A Participant’s Service does not terminate if he or she is a common-law employee and goes on a bona fide leave of absence that was approved by the Company in writing and the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Employee’s outstanding ISOs are eligible to continue to qualify as ISOs (and not become NSOs), an Employee’s Service will be treated as terminating three (3) months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Committee determines which leaves count toward Service, and when Service commences and terminates for all purposes under the Plan. For avoidance of doubt, a Participant’s Service shall not be deemed terminated if the Committee determines that (i) a transition of employment to service with a partnership, joint venture or corporation not meeting the requirements of a Subsidiary or Parent or Affiliate in which the Company or a Subsidiary or Parent or Affiliate is a party is not considered a termination of Service, (ii) the Participant transfers between service as an Employee and service as a Consultant or other personal service provider (or vice versa), or (iii) the Participant transfers between service as an Employee and that of a Non-Employee Director (or vice versa). The Committee may determine whether any Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in termination of Service for purposes of any affected Awards, and the Committee’s decision shall be final, conclusive and binding.

(yy)           “Share” means one share of Common Stock.

(zz)           “Share Limit” means the maximum aggregate number of Shares that are permitted to be issued under the Plan as described in Section 5(a) plus any increases authorized by Section 5(a)(i).

(aaa)         “Specified Employee” means a Participant who is considered a “specified employee” within the meaning of Code Section 409A.

(bbb)       “Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan which provides the holder with a right to potentially receive, in cash and/or Shares, value with respect to a specific number of Shares, as provided in the applicable Award Agreement.

(ccc)         “Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan, as provided in the applicable Award Agreement.

(ddd)       “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the Effective Date shall be considered a Subsidiary commencing as of such date.

(eee)        “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Parent or any Subsidiary or any Affiliate or with which the Company or any Parent or any Subsidiary or any Affiliate combines.

(fff)          “Termination Date” means the date on which a Participant’s Service terminates.

(ggg)       “10-Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 3. ADMINISTRATION.

(a)                Committee Composition. A Committee (or Committees) appointed by the Board (or its Compensation Committee) shall administer the Plan. Unless the Board provides otherwise, the Board’s Compensation Committee (or a comparable committee of the Board, or if the Board has no committees, then the Board) shall be the Committee. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

To the extent required to enable Awards to be exempt from liability under Section 16(b) of the Exchange Act or to qualify as performance-based compensation under Code Section 162(m), the Committee shall have membership composition which enables (i) Awards to Section 16 Persons to qualify as exempt from liability under Section 16(b) of the Exchange Act and (ii) Awards to Covered Employees to qualify as performance-based compensation as provided under Code Section 162(m).

The Board or the Committee may also appoint one or more separate committees of the Board, each composed of directors of the Company who need not qualify under Rule 16b-3 or Code Section 162(m), that may administer the Plan with respect to Selected Employees who are not Section 16 Persons or Covered Employees, respectively, may grant Awards under the Plan to such Selected Employees and may determine all terms of such Awards. To the extent permitted by applicable law, the Board may also appoint a committee, composed of one or more officers of the Company, that may authorize Awards to Employees (who are not Section 16 Persons or Covered Employees) within parameters specified by the Board and consistent with any limitations imposed by applicable law.

Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to all Awards granted to Non-Employee Directors.

(b)               Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include without limitation:

(i) determining Selected Employees who are to receive Awards under the Plan;

(ii) determining the type, number, vesting requirements, Performance Goals (or other objective/subjective goals (if any)) and their degree of satisfaction, and other features and conditions of such Awards and amending such Awards;

(iii) correcting any defect, supplying any omission, or reconciling or clarifying any inconsistency in the Plan or any Award Agreement;

(iv) accelerating the vesting or extending the post-termination exercise term, or waiving restrictions, of Awards at any time and under such terms and conditions as it deems appropriate;

(v) permitting or denying, in its discretion, a Participant’s request to transfer an Award;

(vi) permitting or requiring, in its discretion, a Participant to use Cashless Exercise, Net Exercise and/or Share withholding with respect to the payment of any Exercise Price and/or applicable tax withholding;

(vii) Re-Pricing outstanding Awards;

(viii) interpreting the Plan and any Award Agreements;

(ix) making all other decisions relating to the operation of the Plan; and

(x) granting Awards to Selected Employees who are foreign nationals on such terms and conditions different from those specified in the Plan, which may be necessary or desirable to foster and promote achievement of the purposes of the Plan, and adopting such modifications, procedures, and/or subplans (with any such subplans attached as appendices to the Plan) and the like as may be necessary or desirable to comply with provisionsof the laws or regulations of other countries or jurisdictions to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, or to meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, and/or comply with applicable foreign laws or regulations.

The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final, conclusive and binding on all persons. The Committee’s decisions and determinations need not be uniform and may be made selectively among Participants in the Committee’s sole discretion. The Committee’s decisions and determinations will be afforded the maximum deference provided by applicable law.

(c)                Indemnification. To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, or any persons (including without limitation Employees and Officers) who are delegated by the Board or Committee to perform administrative functions in connection with the Plan, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4. GENERAL.

(a)                General Eligibility. Only Employees, Consultants, and Non-Employee Directors shall be eligible for designation as Selected Employees by the Committee.

(b)               Incentive Stock Options. Only Selected Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Selected Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied. If and to the extent that any Shares are issued under a portion of any Option that exceeds the $100,000 limitation of Section 422 of the Code, such Shares shall not be treated as issued under an ISO notwithstanding any designation otherwise. Certain decisions, amendments, interpretations and actions by the Company or Committee and certain actions by a Participant may cause an Option to cease to qualify as an ISO pursuant to the Code and by accepting an Option Award, the Participant agrees in advance to such disqualifying action(s).

(c)                Buyout of Awards. The Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents (including without limitation Shares valued at Fair Market Value that may or may not be issued from this Plan) an Award previously granted or (ii) authorize a Participant to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

(d)               Restrictions on Shares. Any Shares issued pursuant to an Award shall be subject to such Company policies, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law. In no event shall the Company be required to issue fractional Shares under this Plan.

(e)                No Rights as a Stockholder. A Participant, or a transferee of a Participant, shall have no rights as a stockholder (including without limitation voting rights or dividend or distribution rights) with respect to any Common Stock covered by an Award until such person becomes entitled to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and the Common Stock has been issued to the Participant. No adjustment shall be made for cash or stock dividends or other rights for which the record date is prior to the date when such Common Stock is issued, except as expressly provided in Section 13.

(f)                Termination of Service. Unless the applicable Award Agreement or employment agreement provides otherwise (and in such case, the Award or employment agreement shall govern as to the consequences of a termination of Service for such Awards), the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the term of the Option or SAR or Other Equity Award as applicable):

(i) if the Service of a Participant is terminated for Cause, then all of his/her then-outstanding Options, SARs, and unvested portions of all other Awards shall terminate and be forfeited immediately without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards);

(ii) if the Service of Participant is terminated due to Participant’s death or Disability, then the vested portions of his/her then-outstanding Options/SARs/Other Equity Awards may be exercised by such Participant or his or her personal representative within twelve months after the Termination Date and all unvested portions of all then-outstanding Awards shall be forfeited without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards); and

(iii) if the Service of Participant is terminated for any reason other than for Cause or death or Disability, then the vested portion of his/her then-outstanding Options/SARs/Other Equity Awards may be exercised by such Participant or his or her personal representative within three months after the Termination Date and all unvested portions of all then-outstanding Awards shall be forfeited without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards).

(g)               Code Section 409A. Notwithstanding anything in the Plan to the contrary, the Plan and Awards granted hereunder are intended to be exempt from or comply with the requirements of Code Section 409A and shall be interpreted in a manner consistent with such intention. In the event that any provision of the Plan or an Award Agreement is determined by the Committee to not comply with the applicable requirements of Code Section 409A or the applicable regulations and other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements. Any payment made pursuant to any Award shall be considered a separate payment and not one of a series of payments for purposes of Code Section 409A. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if upon a Participant’s Separation From Service he/she is then a Specified Employee, then solely to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under Code Section 409A, the Company shall defer payment of “nonqualified deferred compensation” subject to Code Section 409A payable as a result of and within six (6) months following such Separation From Service under this Plan until the earlier of (i) the first business day of the seventh month following the Participant’s Separation From Service, or (ii) ten (10) days after the Company receives written confirmation of the Participant’s death. Any such delayed payments shall be made without interest. While it is intended that all payments and benefits provided under the Plan or an Award will be exempt from or comply with Code Section 409A, the Company makes no representation or covenant to ensure that the payments under the Plan or anAward are exempt from or compliant with Code Section 409A. In no event whatsoever shall the Company be liable if a payment or benefit under the Plan or an Award is challenged by any taxing authority or for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or any damages for failing to comply with Code Section 409A. The Participant will be entirely responsible for any and all taxes on any benefits payable to such Participant as a result of the Plan or an Award. If the applicable Award Agreement or Participant’s employment agreement provides for Code Section 409A related provisions other than what is specified above in this Section 4(g), then such provisions in the Award or employment agreement shall govern.

(h)               Suspension or Termination of Awards. To the extent provided in an Award Agreement, if at any time (including after a notice of exercise has been delivered) the Committee (or the Board), reasonably believes that a Participant has committed an act of Cause (which includes a failure to act), the Committee (or Board) may suspend the Participant’s right to exercise any Award (or vesting or settlement of any Award) pending a determination of whether there was in fact an act of Cause. If the Committee (or the Board) determines a Participant has committed an act of Cause, neither the Participant nor his or her estate shall be entitled to exercise any outstanding Award whatsoever and all of Participant’s outstanding Awards shall then terminate without consideration. Any determination by the Committee (or the Board) with respect to the foregoing shall be final, conclusive and binding on all interested parties.

(i)                 Electronic Communications. Subject to compliance with applicable law and/or regulations, an Award Agreement or other documentation or notices relating to the Plan and/or Awards may be communicated to Participants (and executed by Participants) by electronic media.

(j)                 Unfunded Plan. The Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan.

(k)               Liability of Company. The Company (or members of the Board or Committee) shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (b) any unexpected or adverse tax consequence or any tax consequence expected, but not realized, by any Participant or other person due to the grant, receipt, exercise or settlement of any Award granted hereunder.

(l)                 Reformation. In the event any provision of this Plan shall be held illegal or invalid for any reason, such provisions will be reformed by the Board if possible and to the extent needed in order to be held legal and valid. If it is not possible to reform the illegal or invalid provisions then the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(m)             Payment of Non-Employee Director Cash Fees with Equity Awards. If the Board affirmatively decides to authorize such a process, each Non-Employee Director may elect to receive a Restricted Stock Grant (or Stock Units) issued under the Plan in lieu of payment of all or a portion of his or her annual cash retainer and/or any other cash fees including without limitation meeting fees, committee service fees and participation fees. Any such elections made by a Non-Employee Director shall be effected no later than the time permitted by applicable law and in accordance with the Company’s insider trading policies and/or other policies. The aggregate grant date fair market value of any Restricted Stock Grants or Stock Units issued pursuant to this Section 4(m) is intended to be equivalent to the value of the foregone cash fees. Any cash fees not elected to be received as a Restricted Stock Grant or Stock Units shall be payable in cash in accordance with the Company’s standard payment procedures. The Board in its discretion shall determine the terms, conditions and procedures for implementing this Section 4(m) and may also modify or terminate its operation at any time.

(n)               Successor Provision. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Effective Date and including any successor provisions.

(o)               Governing Law. This Plan and (unless otherwise provided in the Award Agreement) all Awards shall be construed in accordance with and governed by the laws of the State of Nevada, but without regard to its conflict of law provisions. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of California to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

 (p)               Assignment or Transfer of Awards. Except as otherwise provided under the applicable Award Agreement and then only to the extent permitted by applicable law, no Award shall be transferable by the Participant other than by will or by the laws of descent and distribution. No Award or interest therein may be transferred, assigned, pledged or hypothecated by the Participant during his or her lifetime, whether by operation of law or otherwise, nor may an Award be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law, nor may an Award be made subject to execution, attachment or similar process. Any act in violation of this Section 4(p) shall be null and void.

SECTION 5. SHARES SUBJECT TO PLAN AND SHARE LIMITS.

(a)                Basic Limitations. The Common Stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares or reacquired shares, bought on the market or otherwise. The maximum number of Shares that are issued under this Plan cannot exceed the Share Limit as may be adjusted under Section 13. For purposes of the Plan and subject to adjustment as provided in Section 13, the Share Limit is 20,000,000 Shares.

(i) The number of shares of Common Stock authorized for issuance and available for future grants under the Plan will be increased each January 1 after the effective date of the Plan by a number of shares of Common Stock equal to the lesser of: (a) 4% of the number of shares of Common Stock issued and outstanding on a fully-diluted basis as of the close of business on the immediately preceding December 31, or (b) a number of shares of Common Stock set by our Board.

(b)               Share Accounting. This Section 5(b) describes the Share accounting process under the Plan for Awards which are not entirely settled with the maximum number of Shares originally subject to the Award and describes how many of such Shares do not count toward the Share Limit and therefore become available again for future issuance under the Plan. If Awards are forfeited or are terminated for any reason (including the Company’s repurchase of unvested Shares from either an Option that was early exercised or from a Restricted Stock Grant), then the forfeited/terminated/repurchased Shares underlying such Awards shall not be counted toward the Share Limit. If exercised SARs or Stock Units are settled in Shares, then only the number of Shares actually issued in settlement of such SARs or Stock Units shall be counted toward the Share Limit. If a Participant pays the Exercise Price by Net Exercise or by surrendering previously owned Shares (or by stock attestation) and/or, as permitted or required by the Committee, pays any withholding tax obligation with respect to an Award by Net Exercise or by electing to have Shares withheld or surrendering previously owned Shares (or by stock attestation), the surrendered Shares and the Shares withheld to pay taxes shall not be counted toward the Share Limit. Any Substitute Awards including without limitation any Shares that are delivered and any Awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted by another entity (as provided in Sections 6(e), 8(f), 9(e) or 10(e)) shall not be counted toward the Share Limit or ISO Limit.

(c)                Substitute Awards. Substitute Awards shall not count toward the Share Limit, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan as provided in Section 5(b) above. Additionally, in the event that a company acquired by the Company or any Parent or any Subsidiary or any Affiliate or with which the Company or any Parent or any Subsidiary or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not count toward the Share Limit; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Board members prior to such acquisition or combination.

(d)               Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be counted against the Share Limit. Dividend equivalents will not be paid (or accrue) on unexercised Options or unexercised SARs.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a)                Award Agreement. Each Award of an Option under the Plan shall be evidenced by an Award Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any Performance Goals). The provisions of the various Award Agreements entered into under the Plan need not be identical. The Award Agreement shall also specify whether the Option is an ISO and if not specified then the Option shall be an NSO.

(b)               Number of Shares. An Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for adjustment of such number in accordance with Section 13.

(c)                Exercise Price. An Option’s Exercise Price shall be established by the Committee and set forth in an Award Agreement. Except with respect to outstanding stock options being assumed or Options being granted in exchange for cancellation of options granted by another issuer as provided under Section 6(e), the Exercise Price of an Option shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders in the case of ISOs) of a Share on the date of grant of the Option.

(d)               Exercisability and Term. Subject to Section 3(b)(v), an Option may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant. An Award Agreement shall specify the date when all or any installment of the Option is to become vested and/or exercisable. The Award Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed ten years from its date of grant (and may be for a shorter period of time than ten years). No Option can be exercised after the expiration date specified in the applicable Award Agreement. An Award Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events. Notwithstanding anything to the contrary, an ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five years. Notwithstanding any other provision of the Plan, no Option can be exercised after the expiration date provided in the applicable Award Agreement. An Award Agreement may permit an Optionee to exercise an Option before it is vested (an “early exercise”), subject to the Company’s right of repurchase at the original Exercise Price of any Shares acquired under the unvested portion of the Option which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. An Award Agreement may also provide that the Company may determine to issue an equivalent value of cash in lieu of issuing some or all of the Shares that are being purchased upon an Option’s exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option and the Committee may specify a minimum number of Shares that must be purchased in any one Option exercise.

(e)                Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding stock options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. For avoidance of doubt, the Committee may Re-Price outstanding Options. No modification of an Option shall, without the consent of the Optionee, impair his or her rights or increase his or her obligations under such Option.

SECTION 7. PAYMENT FOR OPTION SHARES.

(a)                General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash (or check) at the time when such Shares are purchased by the Optionee, except as follows and if so provided for in an applicable Award Agreement:

(i)         In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Award Agreement. The Award Agreement may specify that payment may be made in any form(s) described in this Section 7; and

(ii)        In the case of an NSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 7.

(b)               Surrender of Stock. To the extent that the Committee makes this Section 7(b) applicable to an Option in an Award Agreement, payment for all or a part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(c)                Cashless Exercise. To the extent that the Committee makes this Section 7(c) applicable to an Option in an Award Agreement, payment for all or a part of the Exercise Price may be made through Cashless Exercise.

(d)               Net Exercise. To the extent that the Committee makes this Section 7(d) applicable to an Option in an Award Agreement, payment for all or a part of the Exercise Price may be made through Net Exercise.

(e)                Other Forms of Payment. To the extent that the Committee makes this Section 7(e) applicable to an Option in an Award Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.

SECTION 8. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a)                Award Agreement. Each Award of a SAR under the Plan shall be evidenced by a Award Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any Performance Goals). An Award Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR. The provisions of the various Award Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant’s other compensation.

(b)               Number of Shares. An Award Agreement shall specify the number of Shares to which the SAR pertains and is subject to adjustment of such number in accordance with Section 13.

(c)                Exercise Price. An Award Agreement shall specify the Exercise Price. Except with respect to outstanding stock appreciation rights being assumed or SARs being granted in exchange for cancellation of stock appreciation rights granted by another issuer as provided under Section 8(f), the Exercise Price of a SAR shall not be less than 100% of the Fair Market Value on the date of grant of the SAR.

(d)               Exercisability and Term. Subject to Section 3(b)(v), a SAR may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant. An Award Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The Award Agreement shall also specify the term of the SAR which shall not exceed ten years from the date of grant of the SAR (and may be for a shorter period of time than ten years). No SAR can be exercised after the expiration date specified in the applicable Award Agreement. An Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, or Disability or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e)                Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR may automatically be deemed to be exercised as of such date with respect to such portion to the extent so provided in the applicable Award Agreement. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after Participant’s death) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price of the Shares.

(f)                Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. For avoidance of doubt, the Committee may Re-Price outstanding SARs. No modification of a SAR shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such SAR.

SECTION 9. TERMS AND CONDITIONS FOR RESTRICTED STOCK GRANTS.

(a)                Award Agreement. Each Restricted Stock Grant awarded under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. Each Restricted Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any Performance Goals). The provisions of the Award Agreements entered into under the Plan need not be identical.

(b)               Number of Shares and Payment. An Award Agreement shall specify the number of Shares to which the Restricted Stock Grant pertains and is subject to adjustment of such number in accordance with Section 13. Restricted Stock Grants may be issued with or without cash consideration under the Plan.

(c)                Vesting Conditions. Each Restricted Stock Grant may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. An Award Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.

(d)               Voting and Dividend Rights. The holder of a Restricted Stock Grant (irrespective of whether the Shares subject to the Restricted Stock Grant are vested or unvested) awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. However, any dividends received on Shares that are unvested (whether such dividends are in the form of cash or Shares) shall be subject to the same vesting conditions and restrictions as the Restricted Stock Grant with respect to which the dividends were paid. Such additional Shares issued as dividends that are subject to the Restricted Stock Grant shall not count toward the Share Limit.

(e)                Modification or Assumption of Restricted Stock Grants. Within the limitations of the Plan, the Committee may modify or assume outstanding Restricted Stock Grants or may accept the cancellation of outstanding Restricted Stock Grants (including stock granted by another issuer) in return for the grant of new Restricted Stock Grants for the same or a different number of Shares. No modification of a Restricted Stock Grant shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Restricted Stock Grant.

SECTION 10. TERMS AND CONDITIONS OF STOCK UNITS.

(a)                Award Agreement. Each grant of Stock Units under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any Performance Goals). The provisions of the various Award Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

(b)               Number of Shares and Payment. An Award Agreement shall specify the number of Shares to which the Stock Unit Award pertains and is subject to adjustment of such number in accordance with Section 13. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c)                Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. An Award Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.

(d)               Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash or Common Stock dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to vesting of the Stock Units, any dividend equivalents accrued on such unvested Stock Units shall be subject to the same vesting conditions and restrictions as the Stock Units to which they attach.

(e)                Modification or Assumption of Stock Units. Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Units or may accept the cancellation of outstanding Stock Units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares. No modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Stock Unit.

(f)                Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Except as otherwise provided in an Award Agreement or a timely completed deferral election, vested Stock Units shall be settled within thirty days after vesting. The Award Agreement may provide that distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to a later specified date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 13.

(g)               Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

SECTION 11. OTHER AWARDS

The Committee may in its discretion issue Other Equity Awards to Selected Employees and/or Cash Awards to Covered Employees. The terms and conditions of any such Awards shall be evidenced by an Award Agreement between the Participant and the Company. Settlement of Other Equity Awards may be in the form of Shares and/or cash as determined by the Committee.

SECTION 12. CODE SECTION 162(M).

(a)                Applicability. The provisions of Sections 12(b) and 12(c) shall apply to an Award if and only if all of the following items (i) through (iv) in this Section 12(a) are true as of the date of grant of such Award:

(i) the Company is a “publicly held corporation” within the meaning of Code Section 162(m);

(ii) the deduction limitations of Code Section 162(m) are applicable to Awards granted to Covered Employees under this Plan;

(iii) this Plan has previously been approved by Company stockholders; and

(iv) the Award is intended to qualify as “performance-based compensation” under Code Section 162(m).

(b)               Administration. Awards issued in accordance with this Section 12 shall be granted by and administered by a Committee whose composition satisfies the “outside director” requirements under Code Section 162(m) with respect to performance-based compensation. If Performance Goals are included in Awards in order to enable such Awards to qualify as performance-based compensation under Code Section 162(m), then such Awards will be subject to the achievement of such Performance Goals that will be established and administered pursuant to the requirements of Code Section 162(m) and as described in this Section 12(b). To the extent required by Code Section 162(m), the Committee shall certify in writing the degree to which the Performance Goals have been satisfied before any Shares underlying an Award or any Award payments are released to a Covered Employee with respect to a Performance Period. Without limitation, the approved minutes of a Committee meeting shall constitute such written certification.

Notwithstanding satisfaction of any completion of any Performance Goal, to the extent specified at the time of grant of an Award, the number of Shares, Options, SARs, Restricted Stock Units, or Other Equity Awards or the value of a Cash Award or any other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. For avoidance of doubt, Awards with Performance Goals or performance objectives (if any) that are granted to Selected Employees who are not Covered Employees or any Awards to Covered Employees which are not intended to qualify as performance-based compensation under Code Section 162(m) need not comply with the requirements of Code Section 162(m) or this Section 12.

(c)                Limits. Awards intended to qualify as performance-based compensation under Code Section 162(m) will be limited to the following amounts.

(i) Limits on Options and SARs. No Selected Employee shall receive Options and/or SARs to purchase Shares during any Fiscal Year that in the aggregate cover in excess of 3,000,000 Shares.

(ii) Limits on Restricted Stock Grants and Stock Units. No Selected Employee shall receive Restricted Stock Grants and/or Stock Units during any Fiscal Year that in the aggregate cover in excess of 3,000,000 Shares.

(iii) Limits on Other Equity Awards. No Selected Employee shall receive Other Equity Awards during any Fiscal Year that in the aggregate cover in excess of 3,000,000 Shares.

(iv) Limit on Total Amount of All Awards Other than Cash Awards. No Selected Employee shall receive Awards (excluding Cash Awards) during any Fiscal Year in excess of the aggregate amount of 3,000,000 Shares, whether such Awards are in the form of Options, SARs, Restricted Stock Grants, Stock Units and/or Other Equity Awards.

(v) Increased Limits. The numerical limits expressed in the foregoing subparts (i) through (iv) shall in each case be increased to 4,000,000 Shares with respect to Awards (other than Cash Awards) granted to a Selected Employee during the Fiscal Year of the Selected Employee’s commencement of employment with the Company or during the first Fiscal Year that the Selected Employee becomes a Covered Employee.

(vi) Limit on Cash Awards. The maximum aggregate value of Cash Awards that may be received by any one Covered Employee with respect to any Fiscal Year is $5,000,000.

SECTION 13. ADJUSTMENTS.

(a)                Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a stock split, a reverse stock split, a reclassification or other distribution of the Shares without the receipt of consideration by the Company, of or on the Common Stock, a recapitalization, a combination, a spin-off or a similar occurrence, the Committee shall make equitable and proportionate adjustments, taking into consideration the accounting and tax consequences, to:

(1)               the Share Limit and ISO Limit and the various Share numbers referenced in Section 5(a) and the Code Section 162(m) Share limits specified in Section 12(c);

(2)               the number and kind of securities available for Awards (and which can be issued as ISOs) under Section 5;

(3)               the number and kind of securities covered by each outstanding Award;

(4)               the Exercise Price under each outstanding Option and SAR; and

(5)               the number and kind of outstanding securities issued under the Plan.

(b)               Participant Rights. Except as provided in this Section 13, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. If by reason of an adjustment pursuant to this Section 13, a Participant’s Award covers additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.

(c)                Fractional Shares. Any adjustment of Shares pursuant to this Section 13 shall be rounded down to the nearest whole number of Shares. Under no circumstances shall the Company be required to authorize or issue fractional shares. To the extent permitted by applicable law, no consideration shall be provided as a result of any fractional shares not being issued or authorized.

SECTION 14. EFFECT OF A CHANGE IN CONTROL.

(a)                Merger or Reorganization. In the event that there is a Change in Control and/or the Company is a party to a merger or acquisition or reorganization or similar transaction, outstanding Awards shall be subject to the merger agreement or other applicable transaction agreement. Such agreement may provide, without limitation, that subject to the consummation of the applicable transaction, for the assumption (or substitution) of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, in all cases without the consent of the Participant and outstanding Awards do not have to all be uniformly treated the same way.

(b)               Acceleration of Vesting. Except as otherwise provided in the applicable Award Agreement (and in such case the applicable Award Agreement shall govern), in the event that a Change in Control occurs and there is no assumption, substitution or continuation of Awards pursuant to Section 14(a), the Committee in its discretion may provide that some or all Awards shall vest and become exercisable as of immediately before such Change in Control. For avoidance of doubt, “substitution” includes, without limitation, an Award being replaced by a cash award that provides an equivalent intrinsic value (wherein intrinsic value equals the difference between the market value of a share and any exercise price).

SECTION 15. LIMITATIONS ON RIGHTS.

(a)                Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain in Service as an Employee, Consultant, or Non-Employee Director or to receive any other Awards under the Plan. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any).

(b)               Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

(c)                Dissolution. To the extent not previously exercised or settled, Options, SARs, unvested Stock Units and unvested Restricted Stock Grants shall terminate immediately prior to the dissolution or liquidation of the Company and shall be forfeited to the Company (except for repayment of any amounts a Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards).

SECTION 16. TAXES.

(a)                General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations (including without limitation federal, state, local and foreign taxes) that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied and the Company shall, to the maximum extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(b)               Share Withholding. The Committee in its discretion may permit or require a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired (or by stock attestation). Such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value as of the previous day. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the SEC. The Committee may also, in its discretion, permit or require a Participant to satisfy withholding tax obligations related to an Award through a sale of Shares underlying the Award or, in the case of Options, through Net Exercise or Cashless Exercise. The number of Shares that are withheld from an Award pursuant to this section may also be limited by the Committee, to the extent necessary, to avoid liability-classification of the Award (or other adverse accounting treatment) under applicable financial accounting rules including without limitation by requiring that no amount may be withheld which is in excess of minimum statutory withholding rates. The Committee, in its discretion, may permit or require other forms of payment of applicable tax withholding.

SECTION 17. DURATION AND AMENDMENTS.

(a)                Term of the Plan. The Plan is effective on the Effective Date and may be terminated by the Board on any date pursuant to Section 17(b). This Plan will not in any way affect outstanding awards that were issued under any other Company equity compensation plans. No Awards may be granted under the Plan after the earlier of the Board’s termination of the Plan under Section 17(b) or the day before the tenth anniversary of the Effective Date.

(b)               Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules. In addition, no such amendment or termination shall be made which would impair the rights of any Participant, without such Participant’s written consent, under any then-outstanding Award, provided that no such Participant consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated. In the event of any conflict in terms between the Plan and any Award Agreement, the terms of the Plan shall prevail and govern.

SECTION 18. EXECUTION.

To record the adoption of this Plan by the Board, the Company has caused its duly authorized Officer to execute this Plan on behalf of the Company.

INNOVUS PHARMACEUTICALS, INC. /s/ Bassam Damaj By: Bassam Damaj Title: Chief Executive Officer

APPENDIX A

Additional Terms of Awards to California Participants

Solely to the extent necessary to comply with the California Corporate Securities Law of 1968 as amended, the following additional terms listed under items 1 through 6 below shall apply to any Award that is granted to a California Participant ("California Award"):

1.             With respect to a California Award issued to any California Participant who is not an officer, director, Outside Director or Consultant, such California Award shall become exercisable, or any repurchase right in favor of the Company shall lapse, at the rate of at least 20% per year over five years from the date of grant subject to continuous Service status.

2.             The following rules shall apply to any California Award in the event of termination of the California Participant’s Service:

(a)
If such termination was for reasons other than death or Total and Permanent Disability or cause, the California Participant shall have at least 30 days after the date of such termination to exercise any of his/her vested outstanding Options or SARs (but in no event later than the expiration of the term of such Option or SAR established by the Committee as of the grant date).

(b)
If such termination was due to death or Total and Permanent Disability, the California Participant shall have at least six months after the date of such termination to exercise any of his/her vested outstanding Options or SARs (but in no event later than the expiration of the term of such Option or SAR established by the Committee as of the grant date).

(c)
Post-termination, the Company’s right to repurchase from the California Participant any vested Shares that the California Participant has acquired from a California Award shall include the following terms: (A) the Company’s right to repurchase must be exercised within the later of six months after (i) termination of the California Participant’s Service or (ii) the date that such Shares were purchased pursuant to an Option or SAR exercise, (B) the repurchase price shall not be less than the Fair Market Value of the Shares as of the date of termination, and (C) consideration for the repurchase shall consist of cash or cancellation of purchase money indebtedness, and (D) such repurchase right shall lapse when no longer required under California state securities laws.

(d)
Post-termination, the Company’s right to repurchase from the California Participant any unvested Shares that the California Participant has acquired from a California Award shall include the following terms: (A) the Company’s right to repurchase must be exercised within the later of six months after: (i) termination of the California Participant’s Service or (ii) the date that such Shares were purchased pursuant to an Option or SAR exercise, (B) the repurchase price shall not be less than the original purchase price of the Shares, (C) consideration for the repurchase shall consist of cash or cancellation of purchase money indebtedness and (D) such repurchase right shall lapse at the rate of at least 20% of the total Shares subject to the Award over the five year period following the date of grant subject to the California Participant's continuous Service status.

3.             In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities without the receipt of consideration by the Company, then there shall be a proportionate adjustment of (i) the number of Shares purchasable under each outstanding Option or SAR, (ii) the Exercise Price of each outstanding Option and SAR and (iii) the number of outstanding Shares issued under the Plan.

4.             Shares acquired under a California Award shall carry equal voting rights as similar equity securities on all matters where such vote is permitted by applicable law.

5.             The Company shall furnish summary financial information of the Company’s financial condition and results of operations, consistent with the requirements of applicable California regulations, at least annually to each California Participant during the period such California Participant has one or more California Awards outstanding, and in the case of a California Participant who acquired Shares from a California Award, during the period such California Participant owns such Shares. The Company shall not be required to provide such information to those California Participants whose duties in connection with the Company assure their access to equivalent information. The information provided does not need to be audited financial information.

6.             Except if the requisite super-majority approval of at least two-thirds of outstanding Company securities entitled to vote as provided in section 260.140.45(a) of Title 10 of the California Code of Regulations is obtained, at no time shall the total number of securities issuable under this Plan exceed 30% of the Company's then outstanding securities (measured on an as if converted basis with respect to securities convertible into Shares) as calculated under section 260.140.45 of Title 10 of the California Code of Regulations.

In addition to the above items in this Appendix A, with respect to any California Participant who at one time was holding one or more California Awards but no longer has any such outstanding California Awards, such California Participant shall be required to promptly provide the Company with written notice as soon as such California Participant no longer is holding any Shares that were issued under a California Award. For avoidance of doubt, the obligation to provide this notice to the Company shall apply even if the California Participant is no longer providing Service and/or is no longer holding outstanding California Awards (but is holding Shares that were issued under a California Award). The requirements of this paragraph shall no longer be applicable once the Company's obligations under item 5 in this Appendix A are no longer applicable.